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INVESCO Variable
Investment Funds


Mutual funds sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

HIGH YIELD FUND
EQUITY INCOME FUND
TOTAL RETURN FUND
BLUE CHIP GROWTH FUND
DYNAMICS FUND
SMALL COMPANY GROWTH FUND
HEALTH SCIENCES FUND
TECHNOLOGY FUND
REALTY FUND
UTILITIES FUND



                                  SEMI-ANNUAL







                                 [INVESCO LOGO]
                                     INVESCO

Semiannual Report | June 30, 1999

MARKET HEADLINES: JANUARY TO JUNE 1999
    The first six months of 1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others.

    Throughout the winter, the largest, fastest-growing companies led U.S. stock advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

    By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve Board would soon reverse course and tighten the money supply to cool down the economy--and indeed, market interest rates crept upward. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

    As the "cyclical rotation" continued, the market averages seemed to bounce against a ceiling, putting an end to their dizzying ascent since the fall. By June, however, investors headed back into the market, reassured once again by economic data that inflation was not an imminent threat. Indeed, while the Fed raised rates by one-quarter of a percent at the end of the month, it announced that it had no bias to raise them again in the near future. Market averages shot upward as many investors determined that the "Goldilocks economy" of low inflation and high growth was not going to be visited by the bears anytime soon.

INVESCO VARIABLE INVESTMENT FUNDS, INC.
    The line graphs on the following pages illustrate, for the periods from inception through 6/30/99, the value of a $10,000 investment in each of the INVESCO Variable Investment Funds, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF--HIGH YIELD FUND

                              VIF-HIGH YIELD FUND
                        AVERAGE ANNUAL TOTAL RETURN
                              AS OF 6/30/99(1)
                  1 YEAR                                           1.73%
                  ------------------------------------------------------
                  5 YEARS                                         12.18%
                  ------------------------------------------------------
                  SINCE INCEPTION (5/94)                          11.92%
                  ------------------------------------------------------

    For the six-month period ended 6/30/99, VIF--High Yield Fund had a total return of 6.18%. This strongly outperformed the Merrill Lynch High Yield Master Index, which over the same period had a total return of 1.76%. (Of course, past performance is not a guarantee of future results.)(1),(2)

    At the beginning of 1999, the high yield market recovered from its lows of the previous year as we had predicted. As the year progressed, however, heavy new issue activity, volatile equity markets, and speculation concerning the potential scale of Federal Reserve Board tightening took a toll on the fund. Technical weakness still persists, although we are beginning to witness increased enthusiasm for the sector through purchases of mutual funds. In our opinion, the strong fundamentals created by continuing domestic economic growth and the return of a stronger global economy are not fully reflected in current valuations, and we anticipate that technical conditions will improve as the magnitude of new deals declines and investors return to the high yield market. Overall, we feel this is an excellent time to be invested in high yield, as eventually valuations must be driven by the strong fundamentals that underlie the credits, not shorter-term technical influences.

Graph:  VIF - High Yield Fund Total Return from inception (5/94) through 6/30/99

      This line graph compares the value of a $10,000 investment in VIF - High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/94) through 6/30/99.


    The fund's focus is on companies with improving credit profiles within industries that possess improving fundamentals. The potential for increased industry consolidation activity also drives fund performance. Telecommunications and zero coupon bonds tend to be highly volatile and a primary area of focus for the manager. Our focus on these areas has been extremely beneficial throughout the beginning of 1999. However, during periods of poor technical conditions, as experienced the last few months, valuations of these securities may suffer disproportionately relative to the overall market. These same holdings should recoup their valuations at a quicker pace during the eventual restoration of stronger technical conditions. We feel very comfortable with our current holdings and believe that the current portfolio mix presents a strong opportunity for excellent total return results, although of course that cannot be guaranteed.

FUND MANAGEMENT
    VIF--High Yield Fund is managed by Senior Vice President and Director of Fixed-Income Investments Donovan J. "Jerry" Paul. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

VIF--EQUITY INCOME FUND
(FORMERLY VIF-INDUSTRIAL INCOME FUND)

                        VIF--EQUITY INCOME FUND
                      AVERAGE ANNUAL TOTAL RETURN
                          AS OF 6/30/99(1)
      1 YEAR                                                19.01%
      ------------------------------------------------------------
      SINCE INCEPTION (8/94)                                22.42%
      ------------------------------------------------------------

    For the six-month period ended 6/30/99, VIF--Equity Income Fund had a total return of 13.76%. This exceeded the 12.38% gain of the S&P 500 Index over the same period, and it stood in contrast the loss of 2.28% suffered by the Lehman Government/Corporate Bond Index. (Of course, past performance is not a guarantee of future results.)(1),(2)

EQUITY STRATEGY
    The equity markets rose sharply during the second quarter, though traditional large-capitalization growth stocks, which have been the leaders of the market, came under heavy pressure before rallying in late June. High-multiple growth stocks sold-off sharply in April as a sudden rotation into value stocks occurred. In April, value stocks, which had significantly under-performed the market in 1998, skyrocketed higher--by 40% or more in many cases. The relative lack of liquidity among value stocks magnified the impact of this shift as money flowed into them from large-cap growth companies, forcing violent positive stock appreciation. In May, stronger-than-expected economic data sent the equity markets lower, as investors became increasingly nervous about the potential for rising interest rates. However, June was a strong month for equities, as investors became comfortable with the near-term outlook for interest rates and large-cap growth stocks reasserted themselves.

    The fund's equity weighting closed the quarter at 85.3% of total net assets. As spring progressed and the market rotated toward value stocks, the fund was aided by the strong relative performance of its basic material, capital goods, communication, consumer cyclical, energy, and technology holdings, while our utilities, health care, and consumer staples holdings were weak. Individual stocks performing strongly during the quarter included Weyerhaeuser, Allied Signal, Tyco International, Bell Atlantic, GTE, Tandy, Liberty Media Group, Apache, Altera, Texas Instruments, IBM, and Motorola. The fund's top five holdings (Kansas City Southern Industries, Bank of New York, Tandy Corp, General Electric, and Allied Signal) performed exceptionally well recently. We continued to reduce our exposure to the technology sector during the second quarter.

    As always, we favor stocks offering predictable and consistent earnings growth. The fund will remain oriented towards the consumer, who continues to exhibit strong spending patterns, with an emphasis on communications, consumer cyclical, and consumer staples in fund holdings. We are cautiously optimistic on prospects for the market but do remain concerned about rising interest rates.

FUND MANAGEMENT

Graph: VIF - Equity Income Fund Total Return from inception (8/94) through
       6/30/99

      This line graph compares the value of a $10,000 investment in VIF - Equity Income Fund to the value of a $10,000 investment in the S&P 500 and Lehman Government/Corporate Bond Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/94) through 6/30/99.

    Senior Vice President and Director of Investments Charles P. Mayer is responsible for the equity side of the portfolio. An industry veteran with 29 years of professional experience, he earned an MBA from St. John's University and a BA from St. Peter's College. Previously, Charlie was with Westinghouse Pension Investment Corp.

   Senior Vice President and Director of Fixed-Income Investments Donovan J. "Jerry" Paul serves as co-portfolio manager of the fund, overseeing fixed-income securities. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

VIF--TOTAL RETURN FUND

                              VIF--TOTAL RETURN FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 6/30/99(1)
                  1 YEAR                                     9.10%
                  ------------------------------------------------
                  5 YEARS                                   14.94%
                  ------------------------------------------------
                  SINCE INCEPTION (6/94)                    14.78%
                  ------------------------------------------------

    For the six-month period ended 6/30/99, VIF--Total Return Fund had a total return of 6.69%. During the same period, the S&P 500 Index had a total return of 12.38%, while the Lehman Government/Corporate Bond Index suffered a loss of
2.28%.   (Of  course,   past   performance   is  not  a   guarantee   of  future
results.)(1),(2)

    Despite rising interest rates, the stock market continued its march upward through the first six months of the year. The market's strength was very broad-based in the second quarter, which represented a significant reversal from recent trends and bodes well for active management; value stocks were up significantly more than growth. Economically sensitive issues did particularly well, led by basic material stocks (chemicals, paper, steels, etc.) as well as capital goods issues, which encompass areas such as electrical equipment, defense, machinery, waste management and manufacturing.

Graph: VIF - Total Return Fund Total Return from inception (6/94) through
       6/30/99

      This line graph compares the value of a $10,000 investment in VIF - Total Return Fund to the value of a $10,000 investment in the S&P 500 and Lehman Government/Corporate Bond Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (6/94) through 6/30/99.

    The bond market did not fare nearly as well as the stock market. The bellwether 30-year U.S. Treasury bond reached a yield of 6.16% during June, the highest level in more than a year. Thus, second-quarter returns for most bond indexes were negative. The Lehman Government/Corporate Bond Index was down for both the quarter and the year. Currently, the best-performing sector is mortgage-backed securities, as expected during a period of rising interest rates. Corporate securities, which had outperformed their U.S. Treasury counterparts earlier in 1999, were the worst-performing sector during the second quarter.

FUND MANAGEMENT
    VIF--Total Return Fund is managed by Edward C. Mitchell, Chairman of INVESCO Capital Management, Inc. He earned his MBA at the University of Colorado and a BA from the University of Virginia. Ed began his investment career in 1969.

   He is assisted by David S. Griffin, who began his investment career in 1982. David holds an MBA from the College of William & Mary, as well as a BA from Ohio Wesleyan University. He is a Chartered Financial Analyst.

VIF--BLUE CHIP GROWTH FUND

                        VIF--BLUE CHIP GROWTH FUND
                       AVERAGE ANNUAL TOTAL RETURN
                             AS OF 6/30/99(1)
            1 YEAR                                    27.28%
            ------------------------------------------------
            SINCE INCEPTION (8/97)                    29.10%
            ------------------------------------------------

    For the six-month period ended 6/30/99, the fund's total return was 7.94%, which lagged the 12.38% return for the S&P 500 Index over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph: VIF - Blue Chip  Growth  Fund  Total  Return  from  inception  (8/97)
       through 6/30/99

      This line graph compares the value of a $10,000 investment in VIF - Blue Chip Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 6/30/99.


    Although VIF-Blue Chip Growth Fund largely kept pace with the S&P 500 during the month of June, the fund lags the S&P 500 Index year-to-date due to investors' focus on cyclical issues and other traditional "value stocks." The fund was aided during June by a variety of names ranging from General Electric and Intel to Microsoft and Echostar Communications. Unfortunately, our largest holdings--America Online, Charles Schwab, and companies within the pharmaceutical group--generally partially offset this performance. As was the case throughout 1998 and the first quarter of 1999, the fund outperformed during June as investors rotated back into traditional growth issues in technology and communication services.(2)

    We anticipate no major change in strategy for the foreseeable future. VIF-Blue Chip Growth Fund will continue to run as a relatively concentrated portfolio -- holding roughly 30 to 40 stocks. The core portion of the fund continues to focus on high-quality, large market-capitalization growth companies. These more conservative growth names continue to look attractive, as the current market environment tends to favor those companies providing consistent earnings growth. We have increased diversification without compromising the growth characteristics of the portfolio. Despite the increased diversification of its holdings, the fund continues to be over-weighted in faster growing industries such as technology and health care as well as the more conservative consumer growth segment. Slower-growth industries such as utilities and energy continue to be underweighted.

FUND MANAGEMENT
    VIF--Blue Chip Growth Fund is managed by Vice President Trent E. May. He received a BS from the Florida Institute of Technology and a MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

    Vice President Douglas J. McEldowney is co-manager of the fund. He received a BA in Finance from the University of Kentucky and an MBA from Rollins College. Before joining INVESCO in 1999, he was Senior Vice President and Portfolio Manager at Bank of America Investment Management in Sarasota, Florida. He is a Chartered Financial Analyst and a Certified Public Accountant.

VIF--DYNAMICS FUND

                              VIF--DYNAMICS FUND
                        AVERAGE ANNUAL TOTAL RETURN
                              AS OF 6/30/99(1)
                  1 YEAR                              21.92%
                  ------------------------------------------
                  SINCE INCEPTION (8/97)              23.84%
                  ------------------------------------------

    The fund's return for the six-month period ended 6/30/99 was 20.33%. This dramatically exceeded the return of the S&P MidCap 400 Index over the same period, which rose 6.87%. (Of course, past performance is not a guarantee of future results.)(1),(2)

    While the upward shift in long-term interest rates this spring pressured valuations of growth stocks in general, the fund still recognized appreciation in traditional growth sectors such as technology, communications and consumer products. Top-performing stocks in these areas included Exodus Communications, Allegiance Telecom, and Echostar. Renewed concerns over inflation and higher interest rates continued to weigh on the financial services sector, but health care stocks staged a modest rally in June. In the energy and capital goods sectors, still relatively small fund holdings, strong stock price performances were achieved by Molex and Nabors Industries.

Graph: VIF - Dynamics Fund Total Return from inception (8/97) through 6/30/99

      This line graph compares the value of a $10,000 investment in VIF Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 6/30/99.

    The appeal of high-quality mid-capitalization growth companies should continue to gain recognition now that the global economy appears to be in a recovery phase. Our strategy remains focused on the core: leading, high-return mid-capitalization companies in the major growth sectors of technology, communications, consumer, financial services, and health care. Attractive consumer groups include the specialty retailers, ad agencies, radio and outdoor companies, and the cable sector. The technology sector has already experienced a strong rebound off of the October lows, but the semiconductor and networking groups remain of interest. The services and equipment segments of the communication sector continue to show excellent growth. While the health care sector is attractive, the leading mid-caps are being quickly consolidated, not leaving much to choose from. The median market cap holding in the fund is approximately $4 billion.

FUND MANAGEMENT
    VIF--Dynamics Fund is managed by INVESCO Senior Vice President and Growth Team leader Timothy J. Miller and Vice President Thomas R. Wald. Tim received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.

    Thomas R. Wald assumed responsibilities of co-manager in October 1997. He received his MBA from The Wharton School, University of Pennsylvania, and a BA from Tulane University. Before joining INVESCO in 1997, Tom was the senior health care analyst at Munder Capital Management. He is a Chartered Financial Analyst.

VIF--SMALL COMPANY GROWTH FUND

                        VIF--SMALL COMPANY GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURN
                              AS OF 6/30/99(1)
                  1 YEAR                              19.44%
                  ------------------------------------------
                  SINCE INCEPTION (8/97)              15.50%
                  ------------------------------------------

    The fund's return for the six-month period ended 6/30/99 was 13.19%. While this performance lagged the broad market, it exceeded the returns of smaller-capitalization stocks overall as measured by the Russell 2000 Index, which rose 9.28% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

    We use a bottom-up, analytical approach to seek companies with accelerating earnings growth due to rapid sales growth and new products or services. Consistency and stability of earnings will continue to be a central theme in 1999, as we focus on companies whose product lines can remain strong even in the face of recent international market turmoil. Communication services and equipment remain a strong area of interest, as do business services companies. The financial sector continues to be driven by mergers and consolidation. Our technology positions are focused on software, communications equipment, and other areas that should exhibit sustainable earnings growth even in a mild economic slowdown. Low unemployment, strong consumer confidence and increasing disposable income are driving the consumer cyclical sector.

Graph: VIF - Small Company Growth Fund Total Return from inception (8/97) through 6/30/99

      This line graph compares the value of a $10,000 investment in VIF - Small Company Growth Fund to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 6/30/99.

FUND MANAGEMENT
    Stacie L. Cowell is the portfolio manager of VIF--Small Company Growth Fund. She earned her BA in Economics from Colgate University, her MS in Finance from the University of Colorado at Denver, and she is a Chartered Financial Analyst. Prior to joining INVESCO, Stacie was a senior equities analyst with Founders Asset Management, and a capital markets and trading analyst with Chase Manhattan Bank. She is assisted by co-managers Timothy J. Miller and Trent E. May.

VIF--HEALTH SCIENCES FUND
    For the six-month period ended 6/30/99, the fund's total return was -4.19%, compared to the 12.38% return for the S&P 500 Index over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

    As a group, health care stocks have lagged the broad market this year. Recently, there has been a paradigm shift from large-capitalization pharmaceutical companies to smaller-cap biotechnology and pharmaceutical firms. These companies have less exposure to Medicare reform and were trading at attractive relative valuations. The current market has rewarded these smaller companies with outperformance relative to the larger-cap companies. Areas that have outperformed include biotechnology and ophthalmology.


VIF--HEALTH SCIENCES FUND

                              VIF--HEALTH SCIENCES FUND
                             AVERAGE ANNUAL TOTAL RETURN
                                   AS OF 6/30/99(1)
                  1 YEAR                                    10.86%
                  ------------------------------------------------
                  SINCE INCEPTION (5/97)                    21.61%
                  ------------------------------------------------

  We remain overweighted in the pharmaceutical sector, which underperformed the broader market over this performance period. Several macroeconomic factors such as rising interest rates, increased earnings for companies outside the sector and looming Medicare reform have adversely affected the group's performance. However, we believe the long-term fundamentals for the group remain strong, and we will continue to seek opportunities in companies that should meet or exceed expectations as a result of new product launches and/or increased market share of existing products. Another area of interest is in the medical devices area. We believe that new product cycle introductions will improve the fundamentals of this group over the long term.

Graph: VIF--Health Sciences Fund Total Return from inception (5/97) through 6/30/99

      This line graph compares the value of a $10,000 investment in VIF - Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through 6/30/99.

FUND MANAGEMENT
    VIF--Health  Sciences Fund is managed by INVESCO  Senior Vice President John
R. Schroer, a Chartered Financial Analyst. He started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

VIF--TECHNOLOGY FUND

                              VIF--TECHNOLOGY FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                 AS OF 6/30/99(1)
                  1 YEAR                              49.83%
                  ------------------------------------------
                  SINCE INCEPTION (5/97)              40.46%
                  ------------------------------------------

    The fund's return for the six-month period ended 6/30/99 was 42.05%. This dramatically outpaced the S&P 500 Index, which returned 12.38% over the same time period. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:  VIF--Technology Fund Total Return from inception (5/97) through 6/30/99

      This line graph compares the value of a $10,000 investment in VIF Technology Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through 6/30/99.

    We expect the performance of technology stocks to continue to be volatile over the next several months, due to expected periodic concerns over Y2K-related spending freezes and seasonal issues--summer tends to be one of underperformance for the technology sector. Additionally, while the market seems less concerned about rising interest rates at this moment, we believe that anxiety could manifest itself once again later this year. We have been increasing our exposure to software stocks, where valuations have been depressed due to Y2K concerns, and we will use periods of weakness to improve the quality of the portfolio, as well as take advantage of lower stock prices to initiate or add to positions of companies with strong fundamentals.

FUND MANAGEMENT
    In January 1999, William R. Keithler, a Chartered Financial Analyst with 15 years of experience in the investment industry, rejoined INVESCO and assumed the responsibilities of Senior Vice President and portfolio manager for VIF--Technology Fund. Bill has an MS from the University of Wisconsin-Madison, and BS from Webster College. An INVESCO Senior Vice President and portfolio manager from 1986 to 1993, most recently he served as Vice President and portfolio manager with Berger Associates.

VIF--REALTY FUND

                              VIF--REALTY FUND
                        AVERAGE ANNUAL TOTAL RETURN
                              AS OF 6/30/99(1)
                  1 YEAR                              -5.53%
                  ------------------------------------------
                  SINCE INCEPTION (4/98)              -8.30%
                  ------------------------------------------

    The fund's cumulative return for the six-month period ended 6/30/99 was 6.69%. During the same time period, the NAREIT Composite had a total return of 4.78%. (Of course, past performance is not a guarantee of future results.)(1),(2)

    The Real Estate Investment Trust market posted a significant turnaround for the second quarter, ending up 10.08%. This return exceeded the S&P 500 Index (up to 7.05%), but lagged the small-capitalization Russell 2000 Index (up 15.55%). It appears that investor psychology finally turned around in April, led by information that the "Oracle of Omaha," Warren Buffett, has been a big buyer of REITs and that investor sentiment may have shifted towards income & value securities. REIT earnings are expected to grow by about 9% for 1999, while REIT dividends are expected to increase at a rate of 5.5% to 6.0% for the year. Current REIT dividend yields of 7.34% remain attractive.

Graph:  VIF--Realty Fund Total Return from inception (4/98) through 6/30/99

      This line graph compares the value of a $10,000 investment in VIF - Realty Fund to the value of a $10,000 investment in the S&P 500 and NAREIT Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (4/98) through 6/30/99.

    While REIT prices have seen some modest recovery from severely depressed levels, we believe that a continuation of steady earnings growth, expected to be about 9% during 1999, should help to spur further gains. We expect that the larger-cap names in the sector--those with continued access to capital, solid management, and good internal earnings growth prospects from existing property portfolios--will be the leaders during this ongoing REIT recovery. We continue to diversify the portfolio by geographic region and by property type with an emphasis in those areas where we consider real estate supply/demand conditions to be favorable.

FUND MANAGEMENT
    VIF--Realty Fund's investments are selected by a team of INVESCO Realty Advisors, Inc. portfolio managers.

VIF--UTILITIES FUND

                              VIF--UTILITIES FUND
                          AVERAGE ANNUAL TOTAL RETURN
                                 AS OF 6/30/99(1)
                  1 YEAR                              24.68%
                  ------------------------------------------
                  SINCE INCEPTION (1/95)              18.30%
                  ------------------------------------------

    For the six-month period ended 6/30/99, VIF--Utilities Fund achieved a total return of 11.64%, which easily surpassed the 1.17% return of the S&P Utility Index during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

    Electric utilities stalled in June after strong performance earlier this year, as investors moved away from the interest rate-sensitive sector, causing the stocks to under-perform the overall market. Natural gas stocks continued to post solid gains on improved industry fundamentals and a positive outlook for commodity prices. Competitive local exchange carriers posted solid gains in June as business fundamentals continued to strengthen. The incumbent local exchange carriers rebounded from a tepid May as investors began to rotate to the more value-oriented areas of telecom. Wireless stocks continued to perform well as carriers experienced strong subscriber growth and higher revenues per subscriber. Long-distance stocks posted mixed results; Qwest Communications traded down sharply on the news of its intention to purchase US West Communications and rival Frontier Communications.

Graph:  VIF--Utilities Fund Total Return from inception (1/95) through 6/30/99

      This line graph compares the value of a $10,000 investment in VIF Utilities Fund to the value of a $10,000 investment in the S&P 500 and Dow Jones Utilities Average Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/95) through 6/30/99.


    Going forward, our holdings in the electric utilities will be skewed toward high-quality, low-cost operators, with a bias toward companies that are exiting the generation business. Fund holdings will remain focused in states where regulatory visibility is highest. We have moved to a market-weight position in natural gas stocks until there is better visibility on gas prices. The regional Bell operating companies continue to deliver good growth relative to the electric utility group with less regulatory uncertainty and better dividend growth potential. Telecommunications stocks will be monitored for valuation and regulatory changes, either one of which could prompt an increase or decrease in our portfolio weighting.

FUND MANAGEMENT
    The fund is managed by Vice President Brian B. Hayward. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.

YEAR 2000 COMPUTER ISSUE.
    Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.

    In addition, the markets for, or values of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments.

SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE S&P MIDCAP 400 IS AN UNMANAGED INDEX INDICATIVE OF DOMESTIC MID-CAPITALIZATION STOCKS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX INDICATIVE OF SMALLER-CAPITALIZATION STOCKS, WHILE THE S&P UTILITY INDEX IS AN UNMANAGED INDEX OF UTILITIES STOCKS. THE LEHMAN GOVERNMENT/ CORPORATE BOND AND MERRILL LYNCH HIGH YIELD MASTER INDEXES ARE UNMANAGED INDEXES INDICATIVE OF THE BROAD FIXED-INCOME AND HIGH-YIELD MARKETS, RESPECTIVELY. THE NAREIT EQUITY INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE U.S. REAL ESTATE INVESTMENT TRUST MARKET.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 1999
UNAUDITED

                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

Blue Chip Growth Fund
100.00     COMMON STOCKS
3.32       BEVERAGES
           Coca-Cola Co                                                                             210         $          13,125
===================================================================================================================================
3.78       BROADCASTING
           AT&T Corp-Liberty Media Group Class A Shrs(a)                                            200                     7,350
           Clear Channel Communications(a)                                                          110                     7,583
===================================================================================================================================
                                                                                                                           14,933
2.22       COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
           Lucent Technologies                                                                      130                     8,767
===================================================================================================================================
 16.16     COMPUTER RELATED
           BMC Software(a)                                                                          100                     5,400
           Cisco Systems(a)                                                                         150                     9,675
           Dell Computer(a)                                                                         400                    14,800
           EMC Corp(a)                                                                              100                     5,500
           International Business Machines                                                           60                     7,755
           Microsoft Corp(a)                                                                        230                    20,743
===================================================================================================================================
                                                                                                                           63,873
4.14       ELECTRICAL EQUIPMENT
           General Electric                                                                         145                    16,385
===================================================================================================================================
5.35       ELECTRONICS -- SEMICONDUCTOR
           Altera Corp(a)                                                                           160                     5,890
           Intel Corp                                                                               150                     8,925
           Maxim Integrated Products(a)                                                              95                     6,317
===================================================================================================================================
                                                                                                                           21,132
10.25      FINANCIAL
           Citigroup Inc                                                                            390                    18,525
           Schwab (Charles) Corp                                                                    200                    21,975
===================================================================================================================================
                                                                                                                           40,500
21.01      HEALTH CARE DRUGS -- PHARMACEUTICALS
           Bristol-Myers Squibb                                                                     230                    16,201
           Lilly (Eli) & Co                                                                         260                    18,623
           Merck & Co                                                                               200                    14,800
           Pfizer Inc                                                                               115                    12,621
           Warner-Lambert Co                                                                        300                    20,812
===================================================================================================================================
                                                                                                                           83,057
1.69       HOUSEHOLD PRODUCTS
           Procter & Gamble                                                                          75                     6,694
===================================================================================================================================
4.29       INSURANCE
           American International Group                                                             145                    16,974
===================================================================================================================================


                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

2.57       OIL & GAS RELATED
           Baker Hughes                                                                             200         $           6,700
           Exxon Corp                                                                                45                     3,471
===================================================================================================================================
                                                                                                                           10,171
7.08       RETAIL
           Home Depot                                                                               165                    10,632
           Wal-Mart Stores                                                                          360                    17,370
===================================================================================================================================
                                                                                                                           28,002
6.15       SERVICES
           America Online(a)                                                                        220                    24,310
===================================================================================================================================
5.88       TELECOMMUNICATIONS -- LONG DISTANCE
           AT&T Corp                                                                                285                    15,907
           MCI WorldCom(a)                                                                           85                     7,331
===================================================================================================================================
                                                                                                                           23,238
6.11       TELEPHONE
           BellSouth Corp                                                                           200                     9,375
           SBC Communications                                                                       255                    14,790
===================================================================================================================================
                                                                                                                           24,165
100.00     TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $284,651)
           (Cost for Income Tax Purposes $288,226)                                                              $         395,326
===================================================================================================================================

Dynamics Fund
100.00     COMMON STOCKS
0.48       AUTO PARTS
           O'Reilly Automotive(a)                                                                    30         $           1,511
===================================================================================================================================
4.92       BANKS
           Northern Trust                                                                            50                     4,850
           State Street                                                                              50                     4,269
           Zions Bancorp(a)                                                                         100                     6,350
===================================================================================================================================
                                                                                                                           15,469
0.68       BEVERAGES
           Coca-Cola Enterprises                                                                     70                     2,152
===================================================================================================================================
2.01       BROADCASTING
           Clear Channel Communications(a)                                                           80                     5,515
           Sinclair Broadcast Group Class A Shrs(a)                                                  50                       819
===================================================================================================================================
                                                                                                                            6,334
2.94       CABLE
           Cox Communications Class A Shrs(a)                                                       100                     3,681
           TCA Cable TV                                                                             100                     5,550
===================================================================================================================================
                                                                                                                            9,231
11.38      COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
           ADC Telecommunications(a)                                                                 70                     3,189
           CIENA Corp(a)                                                                             35                     1,057
           Lucent Technologies                                                                      165                    11,127
           Nortel Networks                                                                          102                     8,855



                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           PairGain Technologies(a)                                                                  65         $             748
           Tellabs Inc(a)                                                                           160                    10,810
===================================================================================================================================
                                                                                                                           35,786
12.21      COMPUTER RELATED
           Autodesk Inc                                                                              45                     1,330
           BMC Software(a)                                                                           80                     4,320
           Cisco Systems(a)                                                                         134                     8,643
           Computer Horizons(a)                                                                      30                       414
           Electronic Arts(a)                                                                        95                     5,154
           HMT Technology(a)                                                                         80                       200
           i2 Technologies(a)                                                                       120                     5,160
           Keane Inc(a)                                                                              30                       679
           Momentum Business Applications(a)                                                          2                        14
           Network Appliance(a)                                                                      60                     3,352
           Network Associates(a)                                                                     60                       881
           Parametric Technology(a)                                                                 100                     1,388
           PeopleSoft Inc(a)                                                                        120                     2,070
           RealNetworks Inc(a)                                                                       20                     1,378
           Remedy Corp(a)                                                                            80                     2,150
           Symantec Corp(a)                                                                          50                     1,275
===================================================================================================================================
                                                                                                                           38,408
0.64       ELECTRICAL EQUIPMENT
           SLI Inc(a)                                                                                75                     2,025
===================================================================================================================================
8.40       ELECTRONICS -- SEMICONDUCTOR
           Linear Technology                                                                        120                     8,070
           Maxim Integrated Products(a)                                                             190                    12,635
           Xilinx Inc(a)                                                                            100                     5,725
===================================================================================================================================
                                                                                                                           26,430
1.24       EQUIPMENT -- SEMICONDUCTOR
           KLA-Tencor Corp(a)                                                                        60                     3,892
===================================================================================================================================
1.07       GAMING
           Midway Games(a)                                                                           40                       518
           Mirage Resorts(a)                                                                         50                       838
           Sun International Hotels Ltd(a)                                                           45                     2,014
===================================================================================================================================
                                                                                                                            3,370
1.59       HEALTH CARE DRUGS -- PHARMACEUTICALS
           Allergan Inc                                                                              45                     4,995
===================================================================================================================================
3.49       HEALTH CARE RELATED
           Bausch & Lomb                                                                             50                     3,825
           Biomet Inc(a)                                                                             90                     3,577
           St Jude Medical(a)                                                                       100                     3,563
===================================================================================================================================
                                                                                                                           10,965

                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

1.11       HOUSEHOLD FURNITURE & APPLIANCES
           Maytag Corp                                                                               50         $           3,484
===================================================================================================================================
1.08       INSURANCE
           Nationwide Financial Services Class A Shrs                                                75                     3,394
===================================================================================================================================
3.18       INVESTMENT BANK/BROKER FIRM
           Legg Mason                                                                                80                     3,080
           Price (T Rowe) Associates                                                                 80                     3,070
           Waddell & Reed Financial Class A Shrs                                                    140                     3,841
===================================================================================================================================
                                                                                                                            9,991
2.77       LEISURE TIME
           International Game Technology                                                            140                     2,590
           Royal Caribbean Cruises Ltd                                                              140                     6,125
===================================================================================================================================
                                                                                                                            8,715
0.44       MACHINERY
           Milacron Inc                                                                              75                     1,387
===================================================================================================================================
1.76       MANUFACTURING
           Eaton Corp                                                                                60                     5,520
===================================================================================================================================
5.76       OIL & GAS RELATED
           Apache Corp                                                                               75                     2,925
           BJ Services(a)                                                                            40                     1,177
           Canadian Occidental Petroleum                                                            120                     1,935
           Coflexip SA Sponsored ADR Representing 1/2 Ord Shr                                        50                     2,175
           Cooper Cameron(a)                                                                         75                     2,780
           EEX Corp(a)                                                                              120                       833
           Global Industries Ltd(a)                                                                  60                       769
           Kerr-McGee Corp                                                                           61                     3,061
           Nabors Industries(a)                                                                      75                     1,833
           National Energy Group(a)                                                                 190                        13
           Ocean Energy(a)                                                                           65                       626
===================================================================================================================================
                                                                                                                           18,127
2.21       POLLUTION CONTROL
           Republic Services Class A Shrs(a)                                                        100                     2,475
           Waste Management(a)                                                                       83                     4,461
===================================================================================================================================
                                                                                                                            6,936
0.55       PUBLISHING
           Meredith Corp                                                                             50                     1,731
===================================================================================================================================
7.38       RETAIL
           Costco Cos(a)                                                                             25                     2,002
           Home Depot                                                                                80                     5,155
           Nordstrom Inc(a)                                                                         100                     3,350
           Tandy Corp                                                                               260                    12,708
===================================================================================================================================
                                                                                                                           23,215
0.88       SAVINGS & LOAN
           Charter One Financial                                                                    100                     2,781
===================================================================================================================================
4.48       SERVICES
           America Online(a)                                                                         40                     4,420




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           Avis Rent A Car(a)                                                                        50         $           1,456
           Omnicom Group                                                                             70                     5,600
           Professional Staff PLC Sponsored ADR Representing Cmn Shrs(a)                            100                       650
           Robert Half International(a)                                                              75                     1,950
===================================================================================================================================
                                                                                                                           14,076
1.73       TELECOMMUNICATIONS -- CELLULAR & WIRELESS
           Millicom International Cellular SA(a)                                                     50                     1,575
           VoiceStream Wireless(a)                                                                   70                     1,991
           Western Wireless Class A Shrs(a)                                                          70                     1,890
===================================================================================================================================
                                                                                                                            5,456
6.58       TELECOMMUNICATIONS -- LONG DISTANCE
           AT&T Corp                                                                                291                    16,241
           ICG Communications(a)                                                                     85                     1,817
           Qwest Communications International(a)                                                     80                     2,645
===================================================================================================================================
                                                                                                                           20,703
7.20       TELEPHONE
           CenturyTel Inc                                                                           135                     5,366
           COLT Telecom Group PLC Sponsored ADR Representing 4 Ord Shrs(a)                          200                    17,275
===================================================================================================================================
                                                                                                                           22,641
1.44       TOYS
           Hasbro Inc                                                                                90                     2,514
           Mattel Inc                                                                                76                     2,009
===================================================================================================================================
                                                                                                                            4,523
0.40       TRANSPORTATION
           Laidlaw Inc                                                                              170                     1,254
===================================================================================================================================
100.00     TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $217,297)(b)                                                                                   $         314,502
===================================================================================================================================

Equity Income Fund
82.86      COMMON STOCKS
1.56       AEROSPACE & DEFENSE
           Northrop Grumman                                                                       5,600         $         371,350
           Raytheon Co Class B Shrs                                                              11,500                   809,313
===================================================================================================================================
                                                                                                                        1,180,663
0.45       ALUMINUM
           Reynolds Metals                                                                        5,800                   342,200
===================================================================================================================================
1.93       AUTOMOBILES
           Ford Motor                                                                            10,000                   564,375
           General Motors Class H Shrs(a)                                                        16,000                   900,000
===================================================================================================================================
                                                                                                                        1,464,375
7.63       BANKS
           Bank of New York                                                                      30,000                 1,100,625
           Chase Manhattan                                                                       11,700                 1,013,512
           First Tennessee National                                                              20,000                   766,250
           Fleet Financial Group                                                                 18,000                   798,750
           Morgan (J P) & Co                                                                      9,000                 1,264,500



                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           Summit Bancorp                                                                        20,000         $         836,250
===================================================================================================================================
                                                                                                                        5,779,887
1.69       BEVERAGES
           Anheuser-Busch Cos                                                                    18,000                 1,276,875
===================================================================================================================================
1.26       BROADCASTING
           AT&T Corp-Liberty Media Group Class A Shrs(a)                                         26,000                   955,500
===================================================================================================================================
1.47       CABLE
           MediaOne Group(a)                                                                     15,000                 1,115,625
===================================================================================================================================
0.56       CHEMICALS
           Lyondell Chemical                                                                     20,600                   424,875
===================================================================================================================================
3.00       COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
           Lucent Technologies                                                                   15,400                 1,038,537
           Motorola Inc                                                                          13,000                 1,231,750
===================================================================================================================================
                                                                                                                        2,270,287
3.81       COMPUTER RELATED
           EMC Corp(a)                                                                            3,500                   192,500
           Galileo International                                                                 15,300                   817,594
           International Business Machines                                                       10,000                 1,292,500
           Microsoft Corp(a)                                                                      6,500                   586,219
===================================================================================================================================
                                                                                                                        2,888,813
0.43       ELECTRIC UTILITIES
           Alliant Energy                                                                        11,400                   323,475
===================================================================================================================================
2.02       ELECTRICAL EQUIPMENT
           General Electric                                                                      11,500                 1,299,500
           Honeywell Inc                                                                          2,000                   231,750
===================================================================================================================================
                                                                                                                        1,531,250
2.88       ELECTRONICS -- SEMICONDUCTOR
           Altera Corp(a)                                                                        14,600                   537,462
           Intel Corp                                                                            12,300                   731,850
           Texas Instruments                                                                      6,300                   913,500
===================================================================================================================================
                                                                                                                        2,182,812
0.82       FINANCIAL
           Citigroup Inc                                                                         13,100                   622,250
===================================================================================================================================
5.53       FOODS
           General Mills                                                                         10,000                   803,750
           Heinz (H J) Co                                                                        17,225                   863,403
           Hershey Foods                                                                         10,000                   593,750
           Kellogg Co                                                                            14,300                   471,900
           Quaker Oats                                                                           10,000                   663,750
           Tasty Baking                                                                          64,250                   791,078
===================================================================================================================================
                                                                                                                        4,187,631
0.31       GAMING
           Park Place Entertainment(a)                                                           24,000                   232,500
===================================================================================================================================
0.18       GOLD & PRECIOUS METALS MINING
           Newmont Mining                                                                         7,000                   139,125
===================================================================================================================================




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

6.48       HEALTH CARE DRUGS -- PHARMACEUTICALS
           American Home Products                                                                 7,000         $         402,500
           Bristol-Myers Squibb                                                                  12,000                   845,250
           Merck & Co                                                                            14,000                 1,036,000
           Pharmacia & Upjohn                                                                    13,500                   766,969
           SmithKline Beecham PLC Sponsored ADR Representing 5 Ord Shrs                          11,000                   726,688
           Warner-Lambert Co                                                                      7,500                   520,313
           Watson Pharmaceuticals(a)                                                             17,500                   613,594
===================================================================================================================================
                                                                                                                        4,911,314
2.17       HEALTH CARE RELATED
           Boston Scientific(a)                                                                  18,000                   790,875
           Medtronic Inc                                                                         10,899                   848,760
===================================================================================================================================
                                                                                                                        1,639,635
1.10       HOUSEHOLD FURNITURE & APPLIANCES
           Maytag Corp                                                                           12,000                   836,250
===================================================================================================================================
1.30       HOUSEHOLD PRODUCTS
           Colgate-Palmolive Co                                                                  10,000                   987,500
===================================================================================================================================
2.63       INSURANCE
           Allmerica Financial                                                                   20,000                 1,216,250
           Ohio Casualty                                                                          8,000                   289,000
           Travelers Property Casualty Class A Shrs                                              12,500                   489,063
===================================================================================================================================
                                                                                                                        1,994,313
1.44       LODGING -- HOTELS
           Hilton Hotels                                                                         24,000                   340,500
           Marriott International Class A Shrs                                                   20,000                   747,500
===================================================================================================================================
                                                                                                                        1,088,000
3.76       MANUFACTURING
           AlliedSignal Inc                                                                      21,000                 1,323,000
           Textron Inc                                                                            8,200                   674,963
           Tyco International Ltd                                                                 9,000                   852,750
===================================================================================================================================
                                                                                                                        2,850,713
0.46       METALS MINING
           Phelps Dodge                                                                           5,600                   346,850
===================================================================================================================================
5.85       OIL & GAS RELATED
           Apache Corp                                                                           17,900                   698,100
           Atlantic Richfield                                                                     7,000                   584,937
           Exxon Corp                                                                            11,000                   848,375
           Halliburton Co                                                                        18,100                   819,025
           Schlumberger Ltd                                                                      12,000                   764,250
           Unocal Corp                                                                           18,000                   713,250
===================================================================================================================================
                                                                                                                        4,427,937
2.28       PAPER & FOREST PRODUCTS
           Champion International                                                                13,100                   627,162
           Weyerhaeuser Co                                                                       16,000                 1,100,000
===================================================================================================================================
                                                                                                                        1,727,162
2.23       RAILROADS
           Kansas City Southern Industries                                                       26,500                 1,691,031
===================================================================================================================================




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

1.09       RESTAURANTS
           McDonald's Corp                                                                       20,000         $         826,250
===================================================================================================================================
5.51       RETAIL
           Dayton Hudson                                                                         16,000                 1,040,000
           Penney (J C) Co                                                                       11,000                   534,187
           Tandy Corp                                                                            40,000                 1,955,000
           Wal-Mart Stores                                                                       13,300                   641,725
===================================================================================================================================
                                                                                                                        4,170,912
1.90       SAVINGS & LOAN
           Charter One Financial                                                                 24,125                   670,977
           St Paul Bancorp                                                                       30,000                   765,000
===================================================================================================================================
                                                                                                                        1,435,977
7.96       TELEPHONE
           Ameritech Corp                                                                        12,000                   882,000
           Bell Atlantic                                                                         17,844                 1,166,551
           BellSouth Corp                                                                        16,000                   750,000
           Frontier Corp                                                                         14,000                   826,000
           GTE Corp                                                                               8,800                   666,600
           SBC Communications                                                                    12,500                   725,000
           US WEST                                                                               17,300                 1,016,375
===================================================================================================================================
                                                                                                                        6,032,526
1.17       TOBACCO
           Philip Morris                                                                         22,000                   884,125
===================================================================================================================================
           TOTAL COMMON STOCKS (Cost $47,674,452)                                                                      62,768,638
===================================================================================================================================
9.07       FIXED INCOME SECURITIES
0.65       US GOVERNMENT OBLIGATIONS
           US Treasury Notes, 5.625%, 5/15/2008 (Cost $516,243)                          $      500,000                   489,688
===================================================================================================================================
8.42       CORPORATE BONDS
0.41       AIRLINES
           Delta Air Lines, Deb, 10.375%, 12/15/2022                                     $      250,000                   311,482
===================================================================================================================================
0.70       BUILDING MATERIALS
           USG Corp, Sr Notes, 8.500%, 8/1/2005                                          $      500,000                   530,097
===================================================================================================================================
0.74       CABLE
           Comcast Cable Partners Ltd, Sr Discount Step-Up Deb, Zero Coupon(c)
             11/15/2007                                                                  $      300,000                   273,375
           Continental Cablevision, Sr Deb, 9.500%, 8/1/2013                             $      250,000                   288,576
===================================================================================================================================
                                                                                                                          561,951
2.59       ELECTRIC UTILITIES
           Consumers Energy, 1st Refunding Mortgage, 7.375%, 9/15/2023                   $      500,000                   478,507
           DQU-II Funding, Collateral Lease, 8.700%, 6/1/2016                            $      199,000                   216,297
           Gulf States Utilities, 1st Mortgage, 8.700%, 4/1/2024                         $      250,000                   254,058
           New York State Electric & Gas, 1st Mortgage, 8.300%, 12/15/2022               $      200,000                   200,361
           Niagara Mohawk Power, Sr Discount Step-Up Notes, Series H, Zero Coupon(c)
             7/1/2010                                                                    $      500,000                   376,644
           Pennsylvania Power & Light, 1st Mortgage, 7.700%, 10/1/2009                   $      400,000                   438,120
===================================================================================================================================
                                                                                                                        1,963,987
0.57       INSURANCE
           Equitable Cos, Sr Notes, 9.000%, 12/15/2004                                   $      400,000                   433,350
===================================================================================================================================




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

0.32       LODGING-- HOTELS
           Hilton Hotels, Sr Notes, 7.200%, 12/15/2009                                   $      250,000         $         239,237
===================================================================================================================================
1.40       OIL & GAS RELATED
           Atlantic Richfield, Deb, 10.875%, 7/15/2005                                   $      600,000                   715,097
           Coda Energy, Gtd Sr Secured Sub Notes, Series B, 10.500%, 4/1/2006            $      100,000                   102,750
           Gulf Canada Resources Ltd, Sr Notes, 8.350%, 8/1/2006                         $      250,000                   243,125
===================================================================================================================================
                                                                                                                        1,060,972
0.68       TELECOMMUNICATIONS -- LONG DISTANCE
           AT&T Corp, Notes, 6.500%, 3/15/2029                                           $      400,000                   359,754
           Level 3 Communications, Sr Discount Step-Up Notes, Zero Coupon(c), 12/1/2008  $      250,000                   153,750
===================================================================================================================================
                                                                                                                          513,504
1.01       TELEPHONE
           Centel Capital, Deb, 9.000%, 10/15/2019                                       $      250,000                   283,175
           MetroNet Communications
             Sr Discount Step-Up Notes, Zero Coupon(c), 11/1/2007                        $      225,000                   175,500
             Sr Notes, 12.000%, 8/15/2007                                                $      100,000                   114,000
           NEXTLINK Communications, Sr Notes, 9.625%, 10/1/2007                          $      200,000                   194,500
===================================================================================================================================
                                                                                                                          767,175
           TOTAL CORPORATE BONDS (Cost $6,662,616)                                                                      6,381,755
===================================================================================================================================
           TOTAL FIXED INCOME SECURITIES (Cost $7,178,859)                                                              6,871,443
===================================================================================================================================
8.07       SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
           Repurchase  Agreement with State Street dated  6/30/1999 due 7/1/1999 at 4.750%, repurchased at $6,115,807 (Collateralized by US Treasury
             Notes due 2/28/2002
             at 6.250%, value $6,391,441) (Cost $6,115,000)                              $    6,115,000                 6,115,000
===================================================================================================================================
100.00     TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $60,968,311)(b)                                                                                $      75,755,081
===================================================================================================================================

Health Sciences Fund
88.23      COMMON STOCKS
7.07       BIOTECHNOLOGY
           Biogen Inc(a)                                                                            600         $          38,587
           Genzyme Corp(a)                                                                          300                    14,550
           Genzyme Surgical Products(a)                                                              54                       237
           Gilead Sciences(a)                                                                       550                    28,737
           Immunex Corp(a)                                                                          200                    25,487
           MedImmune Inc(a)                                                                         600                    40,650
           NeXstar Pharmaceuticals(a)                                                               900                    17,944
===================================================================================================================================
                                                                                                                          166,192
1.65       ELECTRONICS -- INSTRUMENTS
           PE Corp-PE Biosystems Group                                                              200                    22,950
           Waters Corp(a)                                                                           300                    15,938
===================================================================================================================================
                                                                                                                           38,888
52.32      HEALTH CARE DRUGS -- PHARMACEUTICALS
           Abbott Laboratories                                                                    2,100                    95,550
           Allergan Inc                                                                             460                    51,060
           American Home Products                                                                 1,435                    82,512




                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           Bristol-Myers Squibb                                                                   1,630         $         114,813
           Forest Laboratories(a)                                                                   200                     9,250
           Johnson & Johnson                                                                      1,325                   129,850
           Lilly (Eli) & Co                                                                         820                    58,733
           Merck & Co                                                                             1,590                   117,660
           Pfizer Inc                                                                               890                    97,678
           Pharmacia & Upjohn                                                                     2,170                   123,283
           QLT PhotoTherapeutics(a)                                                                 200                    11,000
           Schering-Plough Corp                                                                   1,825                    96,725
           Shire Pharmaceuticals Group PLC(a)                                                       345                     2,877
           SmithKline Beecham PLC Sponsored ADR Representing 5 Ord Shrs                           1,565                   103,388
           Warner-Lambert Co                                                                      1,970                   136,669
===================================================================================================================================
                                                                                                                       1,231,048
3.74       HEALTH CARE SERVICES
           McKesson HBOC                                                                            500                    16,062
           Total Renal Care Holdings(a)                                                           1,000                    15,563
           United HealthCare                                                                        900                    56,363
===================================================================================================================================
                                                                                                                           87,988
0.38       INSURANCE
           CIGNA Corp                                                                               100                     8,900
===================================================================================================================================
23.07      MEDICAL EQUIPMENT & DEVICES
           Baxter International                                                                     730                    44,256
           Biomet Inc                                                                               350                    13,912
           Boston Scientific(a)                                                                   1,590                    69,861
           Guidant Corp                                                                           1,980                   101,846
           Medtronic Inc                                                                          2,735                   212,988
           MiniMed Inc(a)                                                                           200                    15,387
           Novoste Corp(a)                                                                          400                     8,400
           Perclose Inc(a)                                                                          200                     9,613
           Summit Technology(a)                                                                     500                    11,000
           Synetic Inc(a)                                                                           250                    17,188
           VISX Inc(a)                                                                              300                    23,756
           Xomed Surgical Products(a)                                                               300                    14,606
===================================================================================================================================
                                                                                                                          542,813
           TOTAL COMMON STOCKS (Cost $1,818,063)                                                                        2,075,829
===================================================================================================================================
11.77      SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
           Repurchase  Agreement with State Street dated  6/30/1999 due 7/1/1999 at 4.750%,  repurchased at $277,037  (Collateralized by US Treasury
             Bonds, due 2/28/2002
             at 6.250%, value $290,049) (Cost $277,000)                                  $      277,000                   277,000
===================================================================================================================================
100.00     TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $2,095,063)
           (Cost for Income Tax Purposes $2,126,392)                                                            $       2,352,829
===================================================================================================================================




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

High Yield Fund
91.62      FIXED INCOME SECURITIES
91.62      CORPORATE BONDS
1.31       BIOTECHNOLOGY
           Packard BioScience, Sr Sub Notes, Series B, 9.375%, 3/1/2007                  $      650,000                   612,625
===================================================================================================================================
6.65       BROADCASTING
           Brill Media LLC/Brill Media Management, Gtd Sr Step-Up Notes
             7.500%(c), 12/15/2007                                                       $      250,000                   200,000
           Chancellor Media, Gtd Sr Sub Notes, Series B
             10.500%, 1/15/2007                                                          $     400,000                    420,000
             9.000%, 10/1/2008                                                           $     400,000                    407,000
           Cumulus Media, Gtd Sr Sub Notes, 10.375%, 7/1/2008                            $      400,000                   424,000
           LIN Holdings, Sr Discount Step-Up Notes, Zero Coupon(c), 3/1/2008             $    1,200,000                   792,000
           LIN Television, Gtd Sr Sub Notes, 8.375%, 3/1/2008                            $      500,000                   477,500
           Spectrasite Holdings, Sr Discount Step-Up Notes, Zero Coupon(c)(e), 4/15/2009 $      250,000                   140,000
           Telemundo Holdings, Sr Discount Step-Up Notes, Zero Coupon(c), 8/15/2008      $      500,000                   252,500
===================================================================================================================================
                                                                                                                        3,113,000
3.35       CABLE
           Charter Communications Holdings, Sr Notes(e), 8.625%, 4/1/2009                $      500,000                   480,000
           Comcast Cable Partners Ltd, Sr Discount Step-Up Deb, Zero Coupon(c)
             11/15/2007                                                                  $      950,000                   865,688
           Mediacom LLC/Mediacom Capital, Sr Notes(e), 7.875%, 2/15/2011                 $      250,000                   223,125
===================================================================================================================================
                                                                                                                        1,568,813
2.37       CHEMICALS
           Huntsman Corp, Sr Sub Notes(e), 9.500%, 7/1/2007                              $      500,000                   472,500
           Huntsman Polymers, Sr Notes, 11.750%, 12/1/2004                               $      600,000                   636,000
===================================================================================================================================
                                                                                                                         1,108,500
1.42       COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
           Metromedia Fiber Network, Sr Notes, Series B, 10.000%, 11/15/2008             $      250,000                   256,875
           Worldwide Fiber, Sr Notes(e), 12.500%, 12/15/2005                             $      400,000                   408,000
===================================================================================================================================
                                                                                                                          664,875
3.30       COMPUTER RELATED
           Rhythms NetConnections, Sr Discount Step-Up Notes, Zero Coupon(c), 5/15/2008  $      750,000                   403,125
           Verio Inc, Sr Notes
             13.500%, 6/15/2004                                                          $     625,000                    700,000
             11.250%, 12/1/2008                                                          $     250,000                    261,875
           WAM!NET, Gtd Sr Discount Step-Up Notes, Series B, Zero Coupon(c), 3/1/2005    $      300,000                   181,500
===================================================================================================================================
                                                                                                                        1,546,500
2.56       ELECTRIC UTILITIES
           Niagara Mohawk Power
             Sr Discount Step-Up Notes, Series H, Zero Coupon(c), 7/1/2010               $     500,000                    376,644
             Sr Notes, Series G, 7.750%, 10/1/2008                                       $      800,000                   822,993
===================================================================================================================================
                                                                                                                        1,199,637
0.44       ELECTRICAL EQUIPMENT
           Alpine Group, Gtd Sr Secured Notes, Series B, 12.250%, 7/15/2003              $      200,000                   206,000
===================================================================================================================================




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

0.40       ENGINEERING & CONSTRUCTION
           Ryland Group, Sr Sub Notes, 8.250%, 4/1/2008                                  $      200,000         $         185,000
===================================================================================================================================
6.31       GAMING
           Aztar Corp, Sr Sub Notes, 8.875%(e), 5/15/2007                                $    1,000,000                   957,500
           Hollywood Casino, Sr Secured Notes, 11.250%(e), 5/1/2007                      $      250,000                   251,875
           Horseshoe Gaming LLC, Sr Sub Notes, 8.625%(e), 5/15/2009                      $    1,000,000                   971,250
           Isle of Capri Casinos, Sr Sub Notes, 8.750%(e), 4/15/2009                     $      500,000                   468,750
           Station Casinos, Sr Sub Notes, 9.750%, 4/15/2007                              $      300,000                   304,500
===================================================================================================================================
                                                                                                                        2,953,875
2.17       HEALTH CARE RELATED
           PharMerica Inc, Gtd Sr Sub Notes, 8.375%, 4/1/2008                            $    1,000,000                 1,015,000
===================================================================================================================================
0.78       HOUSEHOLD PRODUCTS
           Home Products International, Gtd Sr Sub Notes, 9.625%, 5/15/2008              $      400,000                   365,000
===================================================================================================================================
1.57       IRON & STEEL
           Inland Steel, 1st Mortgage, Series R, 7.900%, 1/15/2007                       $      500,000                   478,750
           National Steel, 1st Mortgage, 8.375%, 8/1/2006                                $      250,000                   255,625
===================================================================================================================================
                                                                                                                          734,375
1.04       LEISURE TIME
           Bally Total Fitness Holdings, Sr Sub Notes, Series D, 9.875%, 10/15/2007      $      500,000                   485,000
===================================================================================================================================
0.48       LODGING-- HOTELS
           Signature Resorts, Sr Sub Notes, 9.750%, 10/1/2007                            $      250,000                   226,250
===================================================================================================================================
0.46       METALS MINING
           Glencore Nickel Property Ltd, Gtd Sr Secured Notes, 9.000%, 12/1/2014         $      250,000                   215,000
===================================================================================================================================
9.03       OIL & GAS RELATED
           Belco Oil & Gas, Sr Sub Notes, Series B, 8.875%, 9/15/2007                    $      400,000                   394,000
           Canadian Forest Oil Ltd, Gtd Sr Sub Notes, 8.750%, 9/15/2007                  $      700,000                   673,750
           Chiles Offshore LLC/Chiles Offshore Finance, Gtd Sr Notes, 10.000%, 5/1/2008  $      500,000                   415,000
           Cliffs Drilling, Gtd Sr Notes, Series B, 10.250%, 5/15/2003                   $      360,000                   349,200
           Coda Energy, Gtd Sr Sub Notes, Series B, 10.500%, 4/1/2006                    $      450,000                   462,375
           Continental Resources, Gtd Sr Sub Notes, 10.250%, 8/1/2008                    $      400,000                   293,500
           Forest Oil, Gtd Sr Sub Notes, 10.500%, 1/15/2006                              $      250,000                   259,375
           GulfMark Offshore, Gtd Sr Notes, 8.750%, 6/1/2008                             $      250,000                   236,250
           Houston Exploration, Sr Sub Notes, Series B, 8.625%, 1/1/2008                 $      500,000                   490,000
           Ocean Energy, Gtd Sr Sub Notes
             10.375%, 10/15/2005                                                         $     250,000                    263,750
             Series B, 8.375%, 7/1/2008                                                  $      400,000                   388,000
===================================================================================================================================
                                                                                                                        4,225,200
1.53       PAPER & FOREST PRODUCTS
           Bear Island Paper LLC/Bear Island Finance II, Sr Secured Notes, Series B
             10.000%, 12/1/2007                                                          $      250,000                   242,500
           Doman Industries Ltd, Sr Notes, Series B, 9.250%, 11/15/2007                  $      350,000                   206,500
           SD Warren, Sub Exchangeable Deb(f), 14.000%, 12/15/2006                       $      231,749                   264,773
===================================================================================================================================
                                                                                                                          713,773
0.91       SAVINGS & LOAN
           Western Financial Savings Bank, Sub Capital Deb, 8.875%, 8/1/2007             $      500,000                   424,368
===================================================================================================================================
5.55       SERVICES
           Heritage Media, Sr Sub Notes, 8.750%, 2/15/2006                               $      500,000                   515,000




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           NationsRent Inc, Gtd Sr Sub Notes, 10.375%, 12/15/2008                        $      625,000         $         618,750
           United Rentals
             Gtd Sr Sub Notes, Series B, 8.800%, 8/15/2008                               $     750,000                    727,500
             Notes, 9.000%(e), 4/1/2009                                                  $      750,000                   735,000
===================================================================================================================================
                                                                                                                        2,596,250
0.45       SHIPPING
           Navigator Gas Transport PLC,1st Priority Shipping Mortgage Notes(e)
             10.500%, 6/30/2007                                                          $      250,000                   122,500
           TBS Shipping International Ltd, 1st Pfd Shipping Mortgage Notes(d)
             10.000%, 5/1/2005                                                           $      250,000                    88,750
===================================================================================================================================
                                                                                                                          211,250
0.40       SPECIALTY PRINTING
           World Color Press, Sr Sub Notes, 7.750%, 2/15/2009                            $      200,000                   188,000
===================================================================================================================================
7.73       TELECOMMUNICATIONS -- CELLULAR & WIRELESS
           Cencall Communications, Sr Discount Notes, 10.125%, 1/15/2004                 $      800,000                   814,000
           Esat Holdings Ltd, Sr Deferred Step-Up Notes, Zero Coupon(c), 2/1/2007        $      650,000                   462,313
           Nextel Communications
             Sr Discount Notes, 9.750%, 8/15/2004                                        $     750,000                    763,125
             Sr Discount Step-Up Notes, Zero Coupon(c), 9/15/2007                        $     500,000                    363,750
           Price Communications Wireless, Gtd Sr Secured Notes, Series B, 9.125%
             12/15/2006                                                                  $      150,000                   151,500
           Telecorp PCS, Sr Discount Step-Up Notes, Zero Coupon(c)(e), 4/15/2009         $    1,500,000                   828,750
           Teligent Inc, Sr Discount Step-Up Notes, Series B, Zero Coupon(c), 3/1/2008   $      400,000                   236,000
===================================================================================================================================
                                                                                                                        3,619,438
11.75      TELECOMMUNICATIONS -- LONG DISTANCE
           Call-Net Enterprises, Sr Discount Step-Up Notes, Zero Coupon(c), 5/15/2009    $    1,000,000                   552,500
           Esprit Telecom Group PLC, Sr Notes, 11.500% 12/15/2007                        $      400,000                   425,000
           GCI Inc, Sr Notes, 9.750%, 8/1/2007                                           $      495,000                   487,575
           GST Telecommunications/GST Network Funding, Sr Secured Discount
             Step-Up Notes, Zero Coupon(c)(e), 5/1/2008                                  $      400,000                   226,000
           Level 3 Communications
             Sr Discount Step-Up Notes, Zero Coupon(c), 12/1/2008                        $   2,600,000                  1,599,000
             Sr Notes, 9.125%, 5/1/2008                                                  $     500,000                    491,250
           Primus Telecommunications Group, Sr Notes, Series B, 9.875%, 5/15/2008        $      250,000                   236,250
           Qwest Communications International, Sr Discount Step-Up Notes
             Series B, Zero Coupon(c)
                 10/15/2007                                                              $     400,000                    312,000
                 2/1/2008                                                                $     250,000                    185,000
           STARTEC Global Communications, Sr Notes, 12.000%, 5/15/2008                   $      150,000                   134,250
           TeleWest Communications PLC, Sr Discount Step-Up Notes
             Zero Coupon(c)(e), 4/15/2009                                                $      500,000                   333,125
           Viatel Inc, Sr Notes(e), 11.500%, 3/15/2009                                   $      500,000                   515,000
===================================================================================================================================
                                                                                                                        5,496,950




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

19.66      TELEPHONE
           Diamond Cable Communications PLC, Sr Discount Step-Up Notes, Zero Coupon(c)
             9/30/2004                                                                   $     100,000          $         103,750
             12/15/2005                                                                  $     500,000                    450,000
             2/15/2007                                                                   $     400,000                    308,000
           Facilicom International, Sr Notes, Series B, 10.500%, 1/15/2008               $      500,000                   390,000
           Intermedia Communications
             Sr Discount Step-Up Notes, Series B, Zero Coupon(c), 3/1/2009               $   1,750,000                    971,250
             Sr Notes, Series B, 8.500%, 1/15/2008                                       $     250,000                    228,750
           McLeodUSA Inc, Sr Notes
             9.250%, 7/15/2007                                                           $     250,000                    248,125
             8.125%(e), 2/15/2009                                                        $     750,000                    693,750
           MetroNet Communications
             Sr Discount Step-Up Notes, Zero Coupon(c)
                 11/1/2007                                                               $     500,000                    390,000
                 6/15/2008                                                               $   1,650,000                  1,212,750
             Sr Notes,12.000%, 8/15/2007                                                 $     250,000                    285,000
             Sr Notes(e), 10.625%, 11/1/2008                                             $     400,000                    451,000
           Netia Holdings BV, Gtd Sr Discount Step-Up Notes, Series B, Zero Coupon(c)
             11/1/2007                                                                   $      350,000                   218,750
           NEXTLINK Communications
             Sr Discount Step-Up Notes, Zero Coupon(c)
                 4/15/2008                                                               $   1,000,000                    595,000
                 6/1/2009(e)                                                             $     400,000                    234,000
             Sr Notes
                 10.750%, 11/15/2008                                                     $     500,000                    511,250
                 9.625%, 10/1/2007                                                       $     250,000                    243,125
           NEXTLINK Communications LLC/NEXTLINK Capital, Sr Notes, 12.500%
             4/15/2006                                                                   $      750,000                   798,750
           RCN Corp, Sr Discount Step-Up Notes, Series B, Zero Coupon(c), 2/15/2008      $    1,000,000                   630,000
           US WEST Communications, Notes, 5.650%, 11/1/2004                              $      250,000                   238,506
==================================================================================================================================
                                                                                                                        9,201,756
           TOTAL FIXED INCOME SECURITIES (Amortized Cost $45,001,717)                                                  42,876,435
===================================================================================================================================
1.48       COMMON STOCKS & WARRANTS
1.47       COMPUTER RELATED
           Rhythms NetConnections Warrants(a)(e)(Exp 2008)                                        4,000                   666,876
           WAM!NET Warrants(a)(e) (Exp 2005)                                                        900                    20,475
===================================================================================================================================
                                                                                                                          687,351
0.00       TELECOMMUNICATIONS -- LONG DISTANCE
           STARTEC Global Communications Warrants(a)(e)(Exp 2008)                                   150                       150
===================================================================================================================================
0.01       TELEPHONE
           Intermedia Communications                                                                142                     4,260
===================================================================================================================================
           TOTAL COMMON STOCKS & WARRANTS (Cost $3,318)                                                                   691,761
===================================================================================================================================
4.82       PREFERRED STOCKS
0.71       PUBLISHING
           PRIMEDIA Inc, Exchangeable Pfd, Series H, 8.625%                                       3,500                   332,937
===================================================================================================================================



                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

0.90       TELECOMMUNICATIONS -- CELLULAR & WIRELESS
           Nextel Communications, Exchangeable Pfd(f), Series E, 11.125%                            422         $         422,000
===================================================================================================================================
2.49       TELECOMMUNICATIONS -- LONG DISTANCE
           Global Crossing Holdings LTD, Sr Exchangeable Pfd(f), 10.500%                         11,000                 1,166,000
===================================================================================================================================
0.72       TELEPHONE
           Intermedia Communications
             Conv Jr Pfd, Series F, 7.000%                                                       6,500                    151,125
             Pfd(f), Series B, 13.500%                                                              187                   183,260
                                                                                                                          334,385
===================================================================================================================================
           TOTAL PREFERRED STOCKS (Cost $2,190,614)                                                                     2,255,322
===================================================================================================================================
2.08       SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
           Repurchase  Agreement with State Street dated  6/30/1999 due 7/1/1999 at 4.750%,  repurchased at $976,129  (Collateralized by US Treasury
             Notes, due 2/28/2002
             at 6.250%, value $1,020,352) (Cost $976,000)                                $      976,000                   976,000
===================================================================================================================================
100.00     TOTAL INVESTMENT SECURITIES AT VALUE
            (Cost $48,171,649)
            (Cost for Income Tax Purposes $48,173,059)                                                          $      46,799,518
===================================================================================================================================

Realty Fund
100.00     COMMON STOCKS
1.76       LODGING -- HOTELS
           Host Marriott                                                                            787         $           9,346
           Interstate Hotels(a)                                                                      33                       136
===================================================================================================================================
                                                                                                                            9,482
92.90      REAL ESTATE INVESTMENT TRUST
           Apartment Investment & Management Class A Shrs                                           500                    21,375
           Arden Realty                                                                             450                    11,081
           Avalonbay Communities                                                                    600                    22,200
           Boston Properties                                                                        600                    21,525
           CarrAmerica Realty                                                                       700                    17,500
           Duke Realty Investments                                                                  800                    18,050
           Equity Office Properties Trust SBI                                                     1,000                    25,625
           Equity Residential Properties SBI                                                        700                    31,544
           First Industrial Realty Trust                                                            300                     8,231
           General Growth Properties                                                                500                    17,750
           Highwoods Properties                                                                     500                    13,719
           Innkeepers USA Trust                                                                   1,000                    10,000
           Kilroy Realty                                                                            325                     7,902
           Kimco Realty                                                                             500                    19,562
           Liberty Property Trust SBI                                                               400                     9,950
           Mack-Cali Realty                                                                         500                    15,469
           Prentiss Properties Trust                                                                700                    16,450
           ProLogis Trust                                                                         1,000                    20,250
           Public Storage                                                                         1,000                    28,000
           Reckson Associates Realty                                                                500                    11,750
           SL Green Realty                                                                        1,000                    20,438
           Simon Property Group                                                                     600                    15,225
           Spieker Properties                                                                       500                    19,437




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           Starwood Hotels & Resorts SBI                                                          1,300         $          39,731
           Sun Communities                                                                          500                    17,750
           Sunstone Hotel Investors                                                               2,500                    21,250
           Vornado Realty Trust SBI                                                                 500                    17,656
===================================================================================================================================
                                                                                                                          499,420
5.34       REAL ESTATE RELATED
           Trammell Crow(a)                                                                         500                     8,219
           TrizecHahn                                                                             1,000                    20,375
           Vornado Operating(a)                                                                      15                       120
===================================================================================================================================
                                                                                                                           28,714
100.00     TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $537,027)
           (Cost for Income Tax Purposes $547,923)                                                              $         537,616
===================================================================================================================================
Small Company Growth Fund
100.00     COMMON STOCKS
2.21       AEROSPACE & DEFENSE
           Aeroflex Inc(a)                                                                          970         $          19,157
           Alliant Techsystems(a)                                                                   100                     8,650
           Moog Inc Class A Shrs(a)                                                                 385                    13,234
===================================================================================================================================
                                                                                                                           41,041
0.67       AIR FREIGHT
           Eagle USA Airfreight(a)                                                                  295                    12,519
===================================================================================================================================
1.74       AUTO PARTS
           CSK Auto(a)                                                                              450                    12,150
           O'Reilly Automotive(a)                                                                   400                    20,150
===================================================================================================================================
                                                                                                                           32,300
2.19       BANKS
           City National                                                                            390                    14,601
           Hudson United Bancorp                                                                    400                    12,250
           US Trust                                                                                 150                    13,875
===================================================================================================================================
                                                                                                                           40,726
1.07       BROADCASTING
           Citadel Communications(a)                                                                550                    19,903
===================================================================================================================================
0.82       BUILDING MATERIALS
           Elcor Corp                                                                               200                     8,737
           NCI Building Systems(a)                                                                  300                     6,413
===================================================================================================================================
                                                                                                                           15,150
8.02       COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
           Advanced Fibre Communications(a)                                                         700                    10,937
           ANTEC Corp(a)                                                                            700                    22,444
           Digital Microwave(a)                                                                   1,100                    14,025
           Excel Switching(a)                                                                       600                    17,962
           Gilat Satellite Networks Ltd(a)                                                          400                    21,000
           Melita International(a)                                                                  800                    10,800




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           Power Integrations(a)                                                                    190         $          13,894
           Powerwave Technologies(a)                                                                500                    16,125
           REMEC Inc(a)                                                                             650                    10,481
           Terayon Communication Systems(a)                                                         200                    11,175
===================================================================================================================================
                                                                                                                          148,843
14.85      COMPUTER RELATED
           Advantage Learning Systems(a)                                                            500                    11,062
           Business Objects SA Sponsored ADR Representing Ord Shrs(a)                               525                    19,163
           Electronics for Imaging(a)                                                               300                    15,412
           Entrust Technologies(a)                                                                  600                    19,950
           Genesys Telecommunications Laboratories(a)                                             1,050                    26,250
           InfoSpace.com Inc(a)                                                                     200                     9,400
           Kronos Inc(a)                                                                            310                    14,105
           Legato Systems(a)                                                                        250                    14,438
           Mercury Interactive(a)                                                                   540                    19,103
           Metro Information Services(a)                                                            500                     8,313
           Netopia Inc(a)                                                                           400                     9,100
           OneMain.com Inc(a)                                                                       450                    10,631
           PSINet Inc(a)                                                                            200                     8,750
           Peregrine Systems(a)                                                                     650                    16,697
           Research in Motion Ltd(a)                                                                500                    10,125
           Rhythms NetConnections(a)                                                                100                     5,838
           Towne Services(a)                                                                      1,100                     8,663
           USWeb Corp(a)                                                                            290                     6,434
           Verity Inc(a)                                                                            200                    10,838
           Visual Networks(a)                                                                       400                    12,800
           WebTrends Corp(a)                                                                        400                    18,450
===================================================================================================================================
                                                                                                                          275,522
0.53       DISTRIBUTION
           Insight Enterprises(a)                                                                   400                     9,900
===================================================================================================================================
1.96       ELECTRICAL EQUIPMENT
           DII Group(a)                                                                             500                    18,656
           Flextronics International Ltd(a)                                                         320                    17,760
===================================================================================================================================
                                                                                                                           36,416
1.97       ELECTRONICS
           Anaren Microwave(a)                                                                      700                    14,612
           LeCroy Corp(a)                                                                           700                    16,581
           Mettler-Toledo International(a)                                                          215                     5,335
===================================================================================================================================
                                                                                                                           36,528
7.85       ELECTRONICS -- SEMICONDUCTOR
           ANADIGICS Inc(a)                                                                         500                    18,500
           Applied Micro Circuits(a)                                                                150                    12,337




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           Cree Research(a)                                                                         100         $           7,694
           Cymer Inc(a)                                                                             900                    22,500
           Galileo Technology Ltd(a)                                                                500                    22,656
           Maker Communications(a)                                                                  300                     9,300
           QLogic Corp(a)                                                                           100                    13,200
           TranSwitch Corp(a)                                                                       300                    14,213
           Unitrode Corp(a)                                                                         880                    25,245
===================================================================================================================================
                                                                                                                          145,645
0.78       ENTERTAINMENT
           SFX Entertainment Class A Shrs(a)                                                        225                    14,400
===================================================================================================================================
3.32       EQUIPMENT -- SEMICONDUCTOR
           American Xtal Technology(a)                                                              850                    20,241
           Brooks Automation(a)                                                                     800                    21,650
           Photronics Inc(a)                                                                        800                    19,600
===================================================================================================================================
                                                                                                                           61,491
0.74       FINANCIAL
           HealthCare Financial Partners(a)                                                         400                    13,700
===================================================================================================================================
0.90       FOODS
           Suiza Foods(a)                                                                           400                    16,750
===================================================================================================================================
0.95       GAMING
           Harrah's Entertainment(a)                                                                800                    17,600
===================================================================================================================================
4.36       HEALTH CARE DRUGS -- PHARMACEUTICALS
           Accredo Health(a)                                                                        300                     9,825
           Alkermes Inc(a)                                                                          400                     9,250
           ChiRex Inc(a)                                                                            750                    24,094
           Priority Healthcare Class B Shrs(a)                                                      600                    20,700
           Roberts Pharmaceutical(a)                                                                700                    16,975
===================================================================================================================================
                                                                                                                           80,844
3.34       HEALTH CARE RELATED
           Laser Vision Centers(a)                                                                  100                     6,300
           MedQuist Inc(a)                                                                          300                    13,125
           Pharmaceutical Product Development(a)                                                    400                    10,950
           Province Healthcare(a)                                                                   750                    14,625
           ResMed Inc(a)                                                                            130                     4,314
           Sunrise Assisted Living(a)                                                               365                    12,729
===================================================================================================================================
                                                                                                                           62,043
0.98       INSURANCE
           HCC Insurance Holdings                                                                   800                    18,150
===================================================================================================================================
1.68       INVESTMENT COMPANIES
           Affiliated Managers Group(a)                                                             650                    19,622
           National Discount Brokers Group(a)                                                       200                    11,600
                                                                                                                           31,222




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

1.06       LEISURE TIME
           Action Performance(a)                                                                    280         $           9,240
           Intrawest Corp                                                                           675                    10,336
===================================================================================================================================
                                                                                                                           19,576
0.49       MANUFACTURING
           Pentair Inc                                                                              200                     9,150
===================================================================================================================================
6.98       OIL & GAS RELATED
           Basin Exploration(a)                                                                     500                    10,031
           Evergreen Resources(a)                                                                   450                    11,334
           Global Marine(a)                                                                         900                    13,894
           Louis Dreyfus Natural Gas(a)                                                             900                    19,406
           Nabors Industries(a)                                                                     900                    21,994
           Newfield Exploration(a)                                                                  600                    17,063
           Precision Drilling(a)                                                                    600                    11,438
           Unit Corp(a)                                                                           3,000                    24,375
===================================================================================================================================
                                                                                                                          129,535
0.61       PERSONAL CARE
           Playtex Products(a)                                                                      725                    11,283
===================================================================================================================================
0.86       PUBLISHING
           Big Flower Holdings(a)                                                                   500                    15,937
===================================================================================================================================
0.96       RESTAURANTS
           Papa John's International(a)                                                             400                    17,875
===================================================================================================================================
7.82       RETAIL
           American Eagle Outfitters(a)                                                             300                    13,650
           Ames Department Stores(a)                                                                200                     9,125
           Children's Place(a)                                                                      400                    16,200
           Cost Plus(a)                                                                             375                    17,062
           Footstar Inc(a)                                                                          300                    11,156
           InterTAN Inc(a)                                                                          900                    18,450
           Men's Wearhouse(a)                                                                       712                    18,156
           Tuesday Morning(a)                                                                       700                    17,850
           Wild Oats Markets(a)                                                                     775                    23,516
===================================================================================================================================
                                                                                                                          145,165
0.57       SAVINGS & LOAN
           FirstFed Financial(a)                                                                    550                    10,587
===================================================================================================================================
14.74      SERVICES
           ACNielsen Corp(a)                                                                        425                    12,856
           AHL Services(a)                                                                          600                    14,962
           Corporate Executive Board(a)                                                             300                    10,669
           Critical Path(a)                                                                         130                     7,191
           Harte-Hanks Inc                                                                          700                    18,987
           Henry (Jack) & Associates                                                                195                     7,654
           INSpire Insurance Solutions(a)                                                           800                    11,600




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           Integrated Electrical Services(a)                                                        525         $           8,466
           InterVoice Inc(a)                                                                        700                    10,106
           IntraNet Solutions(a)                                                                    800                     6,750
           Media Metrix(a)                                                                          100                     5,325
           Metzler Group(a)                                                                         290                     8,011
           NCO Group(a)                                                                             442                    16,796
           NetGravity Inc(a)                                                                        610                    13,878
           Pegasus Systems(a)                                                                       200                     7,488
           ProBusiness Services(a)                                                                  515                    18,476
           Profit Recovery Group International(a)                                                   265                    12,538
           PROVANT Inc(a)                                                                           600                     9,338
           Rental Service(a)                                                                        760                    21,755
           Safeguard Scientifics(a)                                                                  50                     3,100
           Sykes Enterprises(a)                                                                     600                    20,025
           Sylvan Learning Systems(a)                                                               385                    10,467
           TSI International Software Ltd(a)                                                        600                    17,025
===================================================================================================================================
                                                                                                                          273,463
0.94       TELECOMMUNICATIONS -- CELLULAR & WIRELESS
           Proxim Inc(a)                                                                            300                    17,400
===================================================================================================================================
1.83       TELECOMMUNICATIONS -- LONG DISTANCE
           Dycom Industries(a)                                                                      285                    15,960
           Viatel Inc(a)                                                                            320                    17,960
===================================================================================================================================
                                                                                                                           33,920
0.78       TELEPHONE
           Inet Technologies(a)                                                                     600                    14,400
===================================================================================================================================
0.75       TEXTILE -- APPAREL MANUFACTURING
           Quiksilver Inc(a)                                                                        535                    13,943
===================================================================================================================================
0.68       TEXTILE -- HOME FURNISHINGS
           Linens 'n Things(a)                                                                      290                    12,688
===================================================================================================================================
100.00     TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $1,526,913)(b)                                                                                 $       1,855,615
===================================================================================================================================

Technology Fund
95.10      COMMON STOCKS
0.86       AUTOMOBILES
           General Motors Class H Shrs(a)                                                           500         $          28,125
===================================================================================================================================
14.18      COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
           General Instrument(a)                                                                    800                    34,000
           Lucent Technologies                                                                      825                    55,636
           Motorola Inc                                                                             400                    37,900
           Nokia Corp Sponsored ADR Representing Ord Shrs                                           900                    82,406
           Nortel Networks                                                                          600                    52,088
           Powerwave Technologies(a)                                                              1,200                    38,700




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           RF Micro Devices(a)                                                                      700         $          52,237
           Scientific-Atlanta Inc                                                                   900                    32,400
           Tellabs Inc(a)                                                                         1,000                    67,563
           Tut Systems(a)                                                                           200                     9,787
===================================================================================================================================
                                                                                                                          462,717
15.56      COMPUTER SOFTWARE & SERVICE
           BroadVision Inc(a)                                                                       200                    14,750
           CBT Group PLC Sponsored ADR Representing Ord Shrs(a)                                   1,800                    29,700
           Clarify Inc(a)                                                                         1,200                    49,500
           Compuware Corp(a)                                                                      1,900                    60,444
           Edwards (J D) & Co(a)                                                                  1,000                    18,500
           Exodus Communications(a)                                                                 100                    11,994
           Inktomi Corp(a)                                                                          300                    39,169
           Legato Systems(a)                                                                        800                    46,200
           Microsoft Corp(a)                                                                        900                    81,169
           New Era of Networks(a)                                                                   900                    39,544
           Softbank Corp                                                                            100                    20,249
           Software.com Inc(a)                                                                      500                    11,594
           Verio Inc(a)                                                                             600                    41,700
           Verity Inc(a)                                                                            800                    43,350
===================================================================================================================================
                                                                                                                          507,863
0.99       COMPUTER SYSTEMS
           Apple Computer(a)                                                                        700                    32,419
===================================================================================================================================
3.27       COMPUTERS -- HARDWARE
           International Business Machines                                                          400                    51,700
           Sun Microsystems(a)                                                                      800                    55,100
===================================================================================================================================
                                                                                                                          106,800
6.97       COMPUTERS -- NETWORKING
           Cisco Systems(a)                                                                       1,200                    77,400
           Concentric Network(a)                                                                    500                    19,875
           Novell Inc(a)                                                                          2,300                    60,950
           PSINet Inc(a)                                                                            300                    13,125
           Rhythms NetConnections(a)                                                                200                    11,675
           Whittman-Hart Inc(a)                                                                   1,400                    44,450
===================================================================================================================================
                                                                                                                          227,475
1.01       COMPUTERS -- PERIPHERALS
           EMC Corp(a)                                                                              600                    33,000
===================================================================================================================================
5.25       ELECTRICAL EQUIPMENT
           Celestica Inc(a)                                                                         800                    34,650
           Flextronics International(a)                                                             700                    38,850
           Sanmina Corp(a)                                                                          500                    37,938




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           Solectron Corp(a)                                                                        900         $          60,019
===================================================================================================================================
                                                                                                                          171,457
1.02       ELECTRONICS -- INSTRUMENTS
           Uniphase Corp(a)                                                                         200                    33,200
===================================================================================================================================
15.66      ELECTRONICS -- SEMICONDUCTOR
           Altera Corp(a)                                                                         1,200                    44,175
           Applied Micro Circuits(a)                                                                200                    16,450
           Atmel Corp(a)                                                                          2,400                    62,850
           Conexant Systems(a)                                                                    1,100                    63,869
           Genesis Microchip(a)                                                                     500                    11,813
           LSI Logic(a)                                                                           1,000                    46,125
           Linear Technology(a)                                                                     500                    33,625
           Maxim Integrated Products(a)                                                           1,000                    66,500
           Microchip Technology(a)                                                                  900                    42,637
           National Semiconductor(a)                                                                700                    17,719
           PMC-Sierra Inc(a)                                                                        200                    11,787
           QLogic Corp(a)                                                                           300                    39,600
           Vitesse Semiconductor(a)                                                                 800                    53,950
===================================================================================================================================
                                                                                                                          511,100
6.89       EQUIPMENT -- SEMICONDUCTOR
           ASM Lithography Holding NV New York Registered Shrs(a)                                 1,200                    71,250
           Applied Materials(a)                                                                     600                    44,325
           KLA-Tencor Corp(a)                                                                       200                    12,975
           Novellus Systems(a)                                                                      500                    34,125
           Taiwan Semiconductor Manufacturing Ltd Sponsored ADR Representing 5 Ord Shrs(a)        1,200                    40,800
           Teradyne Inc(a)                                                                          300                    21,525
===================================================================================================================================
                                                                                                                          225,000
2.16       OIL & GAS RELATED
           Baker Hughes                                                                             900                    30,150
           Veritas DGC(a)                                                                         2,200                    40,287
===================================================================================================================================
                                                                                                                           70,437
2.40       PHOTOGRAPHY & IMAGING
           Gemstar International Group Ltd(a)                                                     1,200                    78,300
===================================================================================================================================
12.76      SERVICES
           America Online(a)                                                                        800                    88,400
           BISYS Group(a)                                                                           900                    52,650
           CMGI Inc(a)                                                                              500                    57,031
           CIBER Inc(a)                                                                           1,100                    21,037
           Fiserv Inc(a)                                                                          1,500                    46,969
           Safeguard Scientifics(a)                                                                 400                    24,800
           Sapient Corp(a)                                                                          300                    16,987
           TSI International Software Ltd(a)                                                      1,600                    45,400




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           VeriSign Inc(a)                                                                          400         $          34,500
           VERITAS Software(a)                                                                      300                    28,481
===================================================================================================================================
                                                                                                                          416,255
3.26       TELECOMMUNICATIONS -- CELLULAR & WIRELESS
           Nextel Communications Class A(a)                                                         800                    40,150
           Proxim Inc(a)                                                                            800                    46,400
           Vodafone Airtouch PLC Sponsored ADR Representing 10 Ord Shrs                             100                    19,700
===================================================================================================================================
                                                                                                                          106,250
2.86       TELECOMMUNICATIONS -- LONG DISTANCE
           MCI WorldCom(a)                                                                          500                    43,125
           Qwest Communications International(a)                                                    500                    16,531
           Viatel Inc(a)                                                                            600                    33,675
                                                                                                                           93,331
===================================================================================================================================
           TOTAL COMMON STOCKS ($2,349,945)                                                                             3,103,729
===================================================================================================================================
0.21       PREFERRED STOCKS
0.21       COMPUTER SOFTWARE & SERVICE
           SAP AG Sponsored ADR Representing 1/2 Pfd Shr (Cost $7,187)                              200                     6,925
===================================================================================================================================
4.69       SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
           Repurchase  Agreement with State Street dated  6/30/1999 due 7/1/1999 at 4.750%,  repurchased at $153,020  (Collateralized by US Treasury
             Bonds, due 4/15/2029
             at 3.875%, value $160,801) (Cost $153,000)                                  $      153,000                   153,000
===================================================================================================================================
100.00     TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $2,510,132)
           (Cost for Income Tax Purposes $2,512,829)                                                            $       3,263,654
===================================================================================================================================

Total Return Fund
75.95      COMMON STOCKS
2.71       AEROSPACE & DEFENSE
           Boeing Co                                                                              4,500         $         198,844
           Lockheed Martin                                                                        8,000                   298,000
           Raytheon Co Class B Shrs                                                               5,000                   351,875
===================================================================================================================================
                                                                                                                          848,719
0.70       AIRLINES
           Southwest Airlines                                                                     7,000                   217,875
===================================================================================================================================
1.61       AUTO PARTS
           Cooper Tire & Rubber                                                                   8,000                   189,000
           Genuine Parts                                                                          9,000                   315,000
===================================================================================================================================
                                                                                                                          504,000
1.08       AUTOMOBILES
           Ford Motor                                                                             6,000                   338,625
===================================================================================================================================
4.95       BANKS
           Bank One                                                                               6,000                   357,375
           Comerica Inc                                                                           2,000                   118,875
           First Union                                                                            6,000                   282,000
           National City                                                                          3,960                   259,380
           State Street                                                                           4,200                   358,575




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           Wachovia Corp                                                                          2,000         $         171,125
===================================================================================================================================
                                                                                                                        1,547,330
1.46       BEVERAGES
           Anheuser-Busch Cos                                                                     4,000                   283,750
           PepsiCo Inc                                                                            4,500                   174,094
===================================================================================================================================
                                                                                                                          457,844
1.97       BUILDING MATERIALS
           Lowe's Cos                                                                             6,000                   340,125
           Sherwin-Williams Co                                                                   10,000                   277,500
===================================================================================================================================
                                                                                                                          617,625
2.84       CHEMICALS
           Dow Chemical                                                                           2,000                   253,750
           Great Lakes Chemical                                                                   7,000                   322,437
           Nalco Chemical                                                                         6,000                   311,250
===================================================================================================================================
                                                                                                                          887,437
3.60       COMPUTER RELATED
           Compaq Computer                                                                       12,000                   284,250
           Computer Associates International                                                      8,000                   440,000
           Hewlett-Packard Co                                                                     4,000                   402,000
===================================================================================================================================
                                                                                                                        1,126,250
3.12       CONGLOMERATES
           Fortune Brands                                                                         5,000                   206,875
           Hanson PLC Sponsored ADR Representing 5 Ord Shrs                                       8,000                   355,000
           National Service Industries                                                            6,000                   216,000
           Unilever NV New York Registered Shrs                                                   2,857                   199,276
===================================================================================================================================
                                                                                                                          977,151
0.99       DISTRIBUTION
           Supervalu Inc                                                                         12,000                   308,250
===================================================================================================================================
3.62       ELECTRIC UTILITIES
           CINergy Corp                                                                           3,700                   118,400
           Edison International                                                                   5,000                   133,750
           Entergy Corp                                                                          10,000                   312,500
           GPU Inc                                                                                8,000                   337,500
           Unicom Corp                                                                            6,000                   231,375
===================================================================================================================================
                                                                                                                        1,133,525
3.53       ELECTRICAL EQUIPMENT
           General Electric                                                                       2,600                   293,800
           Grainger (W W) Inc                                                                     6,000                   322,875
           Rockwell International                                                                 8,000                   486,000
===================================================================================================================================
                                                                                                                        1,102,675
1.16       FOODS
           Archer-Daniels-Midland Co                                                             12,000                   185,250
           Heinz (H J) Co                                                                         3,550                   177,944
===================================================================================================================================
                                                                                                                          363,194
0.93       HARDWARE & TOOLS
           Snap-On Inc                                                                            8,000                   289,500
===================================================================================================================================
3.02       HEALTH CARE DRUGS -- PHARMACEUTICALS
           Abbott Laboratories                                                                    5,000                   227,500




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           American Home Products                                                                 3,600         $         207,000
           Bristol-Myers Squibb                                                                   4,000                   281,750
           Lilly (Eli) & Co                                                                       3,200                   229,200
===================================================================================================================================
                                                                                                                          945,450
1.09       HEALTH CARE RELATED
           Columbia/HCA Healthcare                                                               15,000                   342,187
===================================================================================================================================
1.76       HOUSEHOLD FURNITURE & APPLIANCES
           Shaw Industries(a)                                                                    11,000                   181,500
           Whirlpool Corp                                                                         5,000                   370,000
===================================================================================================================================
                                                                                                                          551,500
5.53       INSURANCE
           Lincoln National                                                                       6,000                   313,875
           Loews Corp                                                                             4,000                   316,500
           MGIC Investment                                                                        8,000                   389,000
           Ohio Casualty                                                                          8,000                   289,000
           Old Republic International                                                             9,000                   155,813
           SAFECO Corp                                                                            6,000                   264,750
===================================================================================================================================
                                                                                                                        1,728,938
0.87       INSURANCE BROKERS
           Marsh & McLennan                                                                       3,600                   271,800
===================================================================================================================================
1.03       INVESTMENT COMPANIES
           Morgan Stanley Dean Witter & Co                                                        3,135                   321,337
===================================================================================================================================
1.21       IRON & STEEL
           Nucor Corp                                                                             8,000                   379,500
===================================================================================================================================
1.91       MACHINERY
           Caterpillar Inc                                                                        6,000                   360,000
           Deere & Co                                                                             6,000                   237,750
===================================================================================================================================
                                                                                                                          597,750
4.02       MANUFACTURING
           Federal Signal                                                                        10,000                   211,875
           Illinois Tool Works                                                                    5,000                   410,000
           Minnesota Mining & Manufacturing                                                       2,000                   173,875
           Precision Castparts                                                                    7,000                   297,500
           Textron Inc                                                                            2,000                   164,625
===================================================================================================================================
                                                                                                                        1,257,875
0.79       METALS MINING
           Phelps Dodge                                                                           4,000                   247,750
===================================================================================================================================
1.20       OFFICE EQUIPMENT & SUPPLIES
           Ikon Office Solutions                                                                 25,000                   375,000
===================================================================================================================================
3.63       OIL & GAS RELATED
           Exxon Corp                                                                             3,500                   269,937
           Norsk Hydro A/SA Sponsored ADR Representing Ord Shrs                                   7,000                   267,750
           Repsol SA Sponsored ADR Representing Ord Shrs                                         20,000                   406,250
           Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs                                 3,200                   192,800
===================================================================================================================================
                                                                                                                        1,136,737
0.56       PAPER & FOREST PRODUCTS
           Westvaco Corp                                                                          6,000                   174,000




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

0.87       POLLUTION CONTROL
           Waste Management                                                                       5,075         $         272,781
===================================================================================================================================
0.64       PUBLISHING
           Gannett Co                                                                             2,800                   199,850
===================================================================================================================================
1.16       RAILROADS
           CSX Corp                                                                               8,000                   362,500
===================================================================================================================================
1.06       RESTAURANTS
           McDonald's Corp                                                                        8,000                   330,500
===================================================================================================================================
2.87       RETAIL
           Dillard's Inc Class A Shrs                                                            10,000                   351,250
           Penney (J C) Co                                                                        7,000                   339,938
           Toys "R" Us(a)                                                                        10,000                   206,875
===================================================================================================================================
                                                                                                                          898,063
2.73       SERVICES
           Deluxe Corp                                                                            7,000                   272,562
           Dun & Bradstreet                                                                       6,800                   240,975
           Electronic Data Systems                                                                6,000                   339,375
===================================================================================================================================
                                                                                                                          852,912
1.92       TELEPHONE
           Bell Atlantic                                                                          5,000                   326,875
           Telefonos de Mexico SA de CV Sponsored ADR Representing 20 Series L Shrs               3,400                   274,763
===================================================================================================================================
                                                                                                                          601,638
2.91       TEXTILE -- APPAREL MANUFACTURING
           Liz Claiborne                                                                          8,000                   292,000
           Unifi Inc(a)                                                                          15,000                   318,750
           VF Corp                                                                                7,000                   299,250
===================================================================================================================================
                                                                                                                          910,000
0.90       TOBACCO
           Philip Morris                                                                          7,000                   281,313
===================================================================================================================================
           TOTAL COMMON STOCKS (Cost $17,424,454)                                                                      23,759,381
===================================================================================================================================
23.25      FIXED INCOME SECURITIES
3.01       US Government Obligations
           US Treasury Bonds
             8.125%, 8/15/2019                                                           $     100,000                    120,500
             7.625%, 2/15/2025                                                           $     200,000                    234,937
             7.250%, 8/15/2022                                                           $     250,000                    279,297
           US Treasury Notes
             7.500%, 11/15/2001                                                          $     100,000                    104,156
             6.375%, 8/15/2002                                                           $     200,000                   203,813
===================================================================================================================================
             TOTAL US GOVERNMENT OBLIGATIONS (Amortized Cost $928,431)                                                    942,703
===================================================================================================================================
6.95       US Government Agency Obligations
           Fannie Mae
             Benchmark Notes, 5.125%, 2/13/2004                                          $     208,000                    199,301
             Gtd Mortgage Pass-Through Certificates
                 8.500%, 3/1/2010                                                        $      53,580                     55,662
                 7.000%, 12/1/2027                                                       $     143,568                    142,283
                 6.500%, 5/1/2026                                                        $     104,824                    101,929
                 6.000%, 5/1/2009                                                        $      95,609                     93,212




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           Federal Farm Credit Bank, Medium-Term Notes, 6.150%, 9/1/2000                 $      500,000         $         502,355
           Federal Home Loan Bank, 5.500%, 7/14/2000                                     $      500,000                   499,251
           Freddie Mac, Gold, Participation Certificates
             8.000%, 10/1/2010                                                           $       29,590                    30,515
             6.500%, 7/1/2001                                                            $       40,459                    40,650
             6.500%, 1/1/2029                                                            $      242,460                   234,745
           Government National Mortgage Association I
             Pass-Through Certificates
             7.500%, 3/15/2026                                                           $       46,469                    47,054
             7.000%, 4/15/2028                                                           $      230,138                   227,468
===================================================================================================================================
             TOTAL US GOVERNMENT AGENCY OBLIGATIONS (Amortized Cost $2,188,033)                                         2,174,425
===================================================================================================================================
1.27       Asset-Backed Securities
1.27       CONSUMER FINANCE
           Chase Manhattan Credit Card Master Trust, Series 1996-3, Class A
             7.040%, 2/15/2005                                                           $      200,000                   203,532
           Discover Card Master Trust I, Series 1998-7, Class A, 5.600%, 5/16/2006       $      200,000                   193,688
===================================================================================================================================
             TOTAL ASSET-BACKED SECURITIES (Amortized Cost $408,990)                                                      397,220
===================================================================================================================================
12.02      Corporate Bonds
1.21       AUTOMOBILES
           Ford Motor, Bonds, 6.500%, 8/1/2018                                           $      200,000                   183,062
           General Motors Acceptance, Global Bonds, 5.500%, 1/14/2002                    $      200,000                   196,094
===================================================================================================================================
                                                                                                                          379,156
2.20       BANKS
           ABN Amro Bank NV, Sub Notes, 7.550%, 6/28/2006                                $      200,000                   203,975
           NationsBank Corp, Sub Notes, 6.500%, 3/15/2006                                $      100,000                    97,139
           SunTrust Banks, Sr Notes, 6.250%, 6/1/2008                                    $      300,000                   286,318
           Wachovia Bank, Medium-Term Notes, Series 3, 7.000%, 10/17/2008                $      100,000                    99,568
===================================================================================================================================
                                                                                                                          687,000
0.79       BUILDING MATERIALS
           Sherwin-Williams Co, Notes, 6.850%, 2/1/2007                                  $      250,000                   247,960
===================================================================================================================================
0.37       ELECTRIC UTILITIES
           National Rural Utilities, Secured Collateral Trust, 6.550%, 11/1/2018         $      125,000                   116,627
===================================================================================================================================
1.25       FINANCIAL
           Associates Corp of North America, Sr Notes, 6.375%, 10/15/2002                $      200,000                   199,144
           CIT Group, Notes, 5.625%, 10/15/2003                                          $      200,000                   192,446
===================================================================================================================================
                                                                                                                          391,590
0.48       FOODS
           Campbell Soup, Notes, 6.150%, 12/1/2002                                       $      150,000                   149,615
===================================================================================================================================
0.60       HEALTH CARE RELATED
           Guidant Corp, Notes, 6.150%, 2/15/2006                                        $      200,000                   188,266
===================================================================================================================================
0.92       HOUSEHOLD PRODUCTS
           Procter & Gamble, Notes, 5.250%, 9/15/2003                                    $      300,000                   288,750
===================================================================================================================================
0.94       INSURANCE
           Travelers Property Casualty, Sr Notes, 6.750%, 11/15/2006                     $      300,000                   293,348
===================================================================================================================================
0.61       LEISURE TIME
           Carnival Corp, Notes, 6.150%, 4/15/2008                                       $      200,000                   188,648
===================================================================================================================================




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

0.61       MACHINERY
           Cooper Industries, Medium-Term Notes, Series 3, 6.375%, 5/8/2008              $      200,000         $         191,383
===================================================================================================================================
0.60       PERSONAL CARE
           Colgate-Palmolive Co, Medium-Term Notes, Series C, 5.580%, 11/6/2008          $      200,000                   186,134
===================================================================================================================================
0.86       TELECOMMUNICATIONS -- LONG DISTANCE
           AT&T Corp, Notes, 6.500%, 3/15/2029                                           $      300,000                   269,816
===================================================================================================================================
0.58       TELEPHONE
           GTE Northwest, Deb, 5.550%, 10/15/2008                                        $      200,000                   181,917
===================================================================================================================================
             TOTAL CORPORATE BONDS (Amortized Cost $3,965,202)                                                          3,760,210
===================================================================================================================================
           TOTAL FIXED INCOME SECURITIES (Amortized Cost $7,490,656)                                                    7,274,558
===================================================================================================================================
0.80       SHORT-TERM INVESTMENTS
0.48       US GOVERNMENT OBLIGATIONS
           US Treasury Notes, 6.375%, 7/15/1999 (Amortized Cost $150,010)                $      150,000                   150,141
===================================================================================================================================
0.32       CORPORATE BONDS
0.32       BEVERAGES
           PepsiCo Inc, Medium-Term Notes, 5.875%, 6/1/2000 (Amortized Cost $99,106)     $      100,000                    99,814
===================================================================================================================================
           TOTAL SHORT-TERM INVESTMENTS (Amortized Cost $249,116)                                                         249,955
===================================================================================================================================
100.00     TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $25,164,226)(b)                                                                                $      31,283,894
===================================================================================================================================

Utilities Fund
85.49      COMMON STOCKS
2.26       MACHINERY
           Mannesmann AG                                                                          1,300         $         193,998
===================================================================================================================================
2.24       SERVICES
           Convergys Corp(a)                                                                      5,400                   103,950
           Metzler Group(a)                                                                       3,200                    88,400
===================================================================================================================================
                                                                                                                          192,350
11.42      TELECOMMUNICATIONS
           AT&T Corp                                                                              3,000                   167,437
           MCI WorldCom(a)                                                                        2,430                   209,587
           Qwest Communications International(a)                                                  2,330                    77,036
           Sprint Corp-FON Group                                                                  3,800                   200,688
           Vodafone Airtouch PLC Sponsored ADR Representing 10 Ord Shrs                           1,650                   325,050
===================================================================================================================================
                                                                                                                          979,798
69.57      Utilities
22.35      ELECTRIC
           Alliant Energy                                                                         3,370                    95,624
           Ameren Corp                                                                              800                    30,700
           CMS Energy                                                                             2,500                   104,687
           Carolina Power & Light                                                                   800                    34,250
           Consolidated Edison                                                                    2,700                   122,175
           DTE Energy                                                                             2,500                   100,000
           Duke Energy                                                                            2,226                   121,039
           Edison International                                                                   3,800                   101,650
           FPL Group                                                                              1,600                    87,400
           Florida Progress                                                                       1,100                    45,444




                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

           GPU Inc                                                                                  900         $          37,969
           Montana Power                                                                          2,000                   141,000
           New Century Energies                                                                   2,800                   108,675
           NiSource Inc                                                                           2,600                    67,112
           Northern States Power                                                                  2,900                    70,144
           PG&E Corp                                                                              2,300                    74,750
           PP&L Resources                                                                         1,642                    50,492
           PacifiCorp                                                                             2,200                    40,425
           Pinnacle West Capital                                                                  2,300                    92,575
           Reliant Energy                                                                         3,600                    99,450
           SCANA Corp                                                                             2,000                    46,750
           TNP Enterprises                                                                        1,500                    54,375
           Texas Utilities                                                                        2,000                    82,500
           Unicom Corp                                                                            2,800                   107,975
===================================================================================================================================
                                                                                                                        1,917,161
7.94       NATURAL GAS
           Coastal Corp                                                                           2,500                   100,000
           Columbia Energy Group                                                                  1,400                    87,763
           Enron Corp                                                                             2,100                   171,675
           New Jersey Resources                                                                   1,500                    56,156
           ONEOK Inc                                                                              1,350                    42,863
           TransCanada PipeLines Ltd                                                              3,400                    47,600
           Williams Cos                                                                           4,100                   174,506
===================================================================================================================================
                                                                                                                          680,563
37.60      TELEPHONE
           AT&T Canada Class B Depository Receipts(a)                                             6,000                   384,375
           ALLTEL Corp                                                                            2,200                   157,300
           Ameritech Corp                                                                         3,640                   267,540
           Bell Atlantic                                                                          3,834                   250,648
           BellSouth Corp                                                                         4,540                   212,812
           Century Telephone Enterprises                                                          5,400                   214,650
           Cincinnati Bell                                                                        5,400                   134,662
           COLT Telecom Group PLC Sponsored ADR Representing 4 Ord Shrs(a)                        3,800                   328,225
           Frontier Corp                                                                          2,800                   165,200
           GTE Corp                                                                               2,650                   200,737
           Intermedia Communications(a)                                                           8,000                   240,000
           McLeodUSA Inc(a)                                                                       1,200                    66,000
           SBC Communications                                                                     4,900                   284,200
           Telefonica de Espana SA Sponsored ADR Representing 3 Ord Shrs                          1,133                   166,725
           US WEST                                                                                2,600                   152,750
===================================================================================================================================
                                                                                                                        3,225,824
1.68       WATER
           Azurix Corp(a)                                                                         7,200                   144,000
===================================================================================================================================
             TOTAL UTILITIES                                                                                            5,967,548
===================================================================================================================================
           TOTAL COMMON STOCKS (Cost $4,860,567)                                                                        7,333,694
===================================================================================================================================



                                                                                                SHARES OR
                                                                                                PRINCIPAL
%            DESCRIPTION                                                                        AMOUNT                      VALUE

14.51      SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
           Repurchase  Agreement with State Street dated  6/30/1999 due 7/1/1999 at 4.750%, repurchased at $1,245,164 (Collateralized by US Treasury
             Notes due 2/28/2002
             at 6.250%, value $1,305,221)(Cost $1,245,000)                               $    1,245,000         $       1,245,000
===================================================================================================================================
100.00     TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $6,105,567)(b)                                                                                 $       8,578,694
===================================================================================================================================

(a) Security is non-income producing.

(b) Also represents cost for income tax purposes.

(c) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

(d) Security is a defaulted security with respect to cumulative interest payments of $12,500 at June 30, 1999.

(e) Securities are aquired  pursuant to Rule 144A. The Fund deems such  securities to be "liquid"  because an  institutional  market exists.

(f) Security is a payment-in-kind (PIK) security. PIK securities may make interest payments in additional securities.

See Notes to Financial Statements


STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 1999
UNAUDITED
                                                   BLUE CHIP                                        EQUITY                  HEALTH
                                                      GROWTH               DYNAMICS                 INCOME                SCIENCES
                                                        FUND                   FUND                   FUND                    FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
    At Cost(a)                            $          284,651   $            217,297   $         60,968,311    $          2,095,063
====================================================================================================================================
    At Value(a)                           $          395,326   $            314,502   $         75,755,081    $          2,352,829
Cash                                                  27,229                 75,156                 24,040                     186
Receivables:
    Investment Securities Sold                             0                      0                511,628                       0
    Fund Shares Sold                                       0                      0                111,458                  41,155
    Dividends and Interest                               218                    258                185,333                   1,993
Prepaid Expenses and Other Assets                     23,930                 22,990                  2,537                  25,020
====================================================================================================================================
TOTAL ASSETS                                         446,703                412,906             76,590,077               2,421,183
====================================================================================================================================
LIABILITIES
Payables:
    Investment Securities Purchased                        0                      0              2,639,535                  81,968
    Fund Shares Repurchased                                0                      0                165,441                       0
Accrued Expenses and Other Payables                    3,793                  2,832                 11,018                   4,078
====================================================================================================================================
TOTAL LIABILITIES                                      3,793                  2,832              2,815,994                  86,046
====================================================================================================================================
NET ASSETS AT VALUE                       $          442,910   $            410,074   $         73,774,083    $          2,335,137
====================================================================================================================================
NET ASSETS
Paid-in Capital(b)                        $          298,790   $            290,074   $         54,539,258    $          2,084,036
Accumulated Undistributed Net Investment
    Income (Loss)                                     (1,407)                (1,211)               494,999                   3,276
Accumulated Undistributed Net Realized
    Gain (Loss) on Investment Securities
    and Foreign Currency Transactions                 34,852                 24,006              3,953,056                  (9,933)
Net Appreciation of Investment Securities
    and Foreign Currency Transactions                110,675                 97,205             14,786,770                 257,758
====================================================================================================================================
NET ASSETS AT VALUE                       $          442,910   $            410,074   $         73,774,083    $          2,335,137
====================================================================================================================================
Shares Outstanding                                    28,311                 28,055              3,484,092                 159,344
Net Asset Value, Offering and Redemption
    Price per Share                       $            15.64   $              14.62   $              21.17    $              14.65
====================================================================================================================================

(a)  Investment  securities at cost and value at June 30, 1999 include  repurchase  agreements of $6,115,000 and $277,000 for Equity
     Income and Health Sciences Funds, respectively.

(b)  The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 1999
UNAUDITED
                                                                                                       SMALL
                                                          HIGH                                       COMPANY
                                                         YIELD                 REALTY                 GROWTH           TECHNOLOGY
                                                          FUND                   FUND                   FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS
Investment Securities:
    At Cost(a)                            $         48,171,649   $            537,027   $          1,526,913    $        2,510,132
===================================================================================================================================
    At Value(a)                           $         46,799,518   $            537,616   $          1,855,615    $        3,263,654
Cash                                                     3,540                      0                 68,612                 6,042
Receivables:
    Investment Securities Sold                               0                 74,669                      0                52,603
    Fund Shares Sold                                   872,119                    212                  1,958               548,799
    Dividends and Interest                             760,522                  4,246                     77                   128
Prepaid Expenses and Other Assets                        1,784                 21,648                 31,563                25,208
===================================================================================================================================
TOTAL ASSETS                                        48,437,483                638,391              1,957,825             3,896,434
===================================================================================================================================
LIABILITIES
Payables:
    Custodian                                                0                 31,685                      0                     0
    Investment Securities Purchased                    628,141                 22,483                 52,824                15,778
    Fund Shares Repurchased                            260,212                      0                 35,249                   244
    Accrued Expenses and Other Payables                 10,131                  2,701                  4,016                 4,031
===================================================================================================================================
TOTAL LIABILITIES                                      898,484                 56,869                 92,089                20,053
===================================================================================================================================
NET ASSETS AT VALUE                        $        47,538,999    $           581,522    $         1,865,736     $       3,876,381
===================================================================================================================================
NET ASSETS
Paid-in Capital(b)                         $        48,432,629    $           615,467    $         1,521,357     $       2,932,785
Accumulated Undistributed Net Investment
    Income (Loss)                                    2,063,991                 16,666                 (4,548)               (8,824)
Accumulated Undistributed Net Realized
    Gain (Loss) on Investment Securities
    and Foreign Currency Transactions               (1,585,490)               (51,200)                20,225               198,898
Net Appreciation (Depreciation) of
    Investment Securities and Foreign
    Currency Transactions                           (1,372,131)                   589                328,702               753,522
===================================================================================================================================
NET ASSETS AT VALUE                       $         47,538,999   $            581,522   $          1,865,736    $        3,876,381
===================================================================================================================================
Shares Outstanding                                   3,954,981                 66,286                143,099               190,255
NET ASSET VALUE, Offering and Redemption
    Price per Share                       $              12.02   $               8.77   $              13.04    $            20.37
===================================================================================================================================

(a) Investment  securities at cost and value at June 30, 1999 include repurchase  agreements of $976,000 and $153,000 for High Yield and Technology Funds, respectively.

(b) The Fund has one billion  authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements


STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 1999
UNAUDITED

                                                                                                       TOTAL
                                                                                                      RETURN              UTILITIES
                                                                                                        FUND                   FUND
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS
Investment Securities:
    At Cost(a)                                                                          $         25,164,226    $         6,105,567
====================================================================================================================================
    At Value(a)                                                                         $         31,283,894    $         8,578,694
Cash                                                                                                       0                    262
Foreign Currency (Cost $0 and $3,000, respectively)                                                        0                  2,997
Receivables:
    Investment Securities Sold                                                                       958,956                 29,700
    Fund Shares Sold                                                                                  39,005                 34,869
    Dividends and Interest                                                                           155,862                 11,032
Prepaid Expenses and Other Assets                                                                      1,589                 18,785
====================================================================================================================================
TOTAL ASSETS                                                                                      32,439,306              8,676,339
====================================================================================================================================
LIABILITIES
Payables:
    Custodian                                                                                        140,776                      0
    Fund Shares Repurchased                                                                           43,649                 17,621
Accrued Expenses and Other Payables                                                                    9,906                  8,038
====================================================================================================================================
TOTAL LIABILITIES                                                                                    194,331                 25,659
====================================================================================================================================
NET ASSETS AT VALUE                                                                      $        32,244,975     $        8,650,680
====================================================================================================================================
NET ASSETS
Paid-in Capital(b)                                                                       $        24,628,804     $        5,849,243
Accumulated Undistributed Net Investment Income                                                      424,919                 51,019
Accumulated Undistributed Net Realized Gain on Investment Securities and
    Foreign Currency Transactions                                                                  1,071,584                277,299
Net Appreciation of Investment Securities and Foreign Currency Transactions                        6,119,668              2,473,119
====================================================================================================================================
NET ASSETS AT VALUE                                                                      $        32,244,975     $        8,650,680
====================================================================================================================================
Shares Outstanding                                                                                 1,822,946                435,797
NET ASSET VALUE, Offering and Redemption Price per Share                                 $             17.69     $            19.85
====================================================================================================================================

(a) Investment securities at cost and value at June 30, 1999 include a repurchase agreement of $1,245,000 for Utilities Fund.

(b) The Fund has one billion  authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 1999
UNAUDITED
                                                     BLUE CHIP                                        EQUITY                HEALTH
                                                        GROWTH               DYNAMICS                 INCOME              SCIENCES
                                                          FUND                   FUND                   FUND                  FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                  $             1,492    $               739    $           410,987     $          12,084
Interest                                                     0                      0                371,883                 6,592
    Foreign Taxes Withheld                                   0                      0                   (574)                 (203)
====================================================================================================================================
    TOTAL INCOME                                         1,492                    739                782,296                18,473
====================================================================================================================================
EXPENSES
Investment Advisory Fees                                 1,645                  1,016                244,249                 9,321
Transfer Agent Fees                                      2,500                  2,500                  2,500                 2,500
Administrative Fees                                      5,047                  5,038                 39,628                 8,294
Custodian Fees and Expenses                              1,319                    412                  8,821                 3,973
Directors' Fees and Expenses                             4,006                  4,005                  5,026                 4,042
Professional Fees and Expenses                           7,869                  7,866                 11,111                 8,463
Registration Fees and Expenses                              14                     14                     19                    14
Reports to Shareholders                                  5,014                  5,032                 29,606                 6,131
Other Expenses                                             196                    195                  2,791                   215
====================================================================================================================================
    TOTAL EXPENSES                                      27,610                 26,078                343,751                42,953
    Fees and Expenses Absorbed by
      Investment Adviser                               (23,739)               (23,718)                     0               (24,675)
    Fees and Expenses Paid Indirectly                     (972)                  (412)                (6,459)               (2,804)
====================================================================================================================================
      NET EXPENSES                                       2,899                  1,948                337,292                15,474
====================================================================================================================================
NET INVESTMENT INCOME (LOSS)                            (1,407)                (1,209)               445,004                 2,999
====================================================================================================================================
REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
    Investment Securities                               21,564                 28,124              3,541,260                 5,934
    Foreign Currency Transactions                            0                      0                      0                (6,937)
====================================================================================================================================
        Total Net Realized Gain (Loss)                  21,564                 28,124              3,541,260                (1,003)
====================================================================================================================================
Change in Net Appreciation (Depreciation) of:
    Investment Securities                               11,459                 37,213              4,740,098              (146,452)
    Foreign Currency Transactions                            0                      0                      0                   469
====================================================================================================================================
        Total Net Appreciation (Depreciation)           11,459                 37,213              4,740,098              (145,983)
====================================================================================================================================
NET GAIN (LOSS) ON INVESTMENT
    SECURITIES AND FOREIGN CURRENCY
    TRANSACTIONS                                        33,023                 65,337              8,281,358              (146,986)
====================================================================================================================================
NET INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS                 $            31,616    $            64,128    $         8,726,362     $        (143,987)
====================================================================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 1999
UNAUDITED
                                                                                                       SMALL
                                                          HIGH                                       COMPANY
                                                         YIELD                 REALTY                 GROWTH            TECHNOLOGY
                                                          FUND                   FUND                   FUND                  FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                  $           113,110    $            13,794    $               650     $           1,147
Interest                                             2,178,825                    364                  3,974                 5,997
    Foreign Taxes Withheld                                   0                      0                      0                   (84)
====================================================================================================================================
    TOTAL INCOME                                     2,291,935                 14,158                  4,624                 7,060
====================================================================================================================================
EXPENSES
Investment Advisory Fees                               138,240                  2,427                  5,519                 9,596
Transfer Agent Fees                                      2,500                  2,500                  2,500                 2,500
Administrative Fees                                     49,637                  5,475                  6,514                 8,391
Custodian Fees and Expenses                              7,437                  2,573                  5,943                 5,200
Directors' Fees and Expenses                             4,721                  2,002                  4,015                 4,025
Professional Fees and Expenses                          10,349                  6,372                  8,412                 8,457
Registration Fees and Expenses                              19                     14                     14                    13
Reports to Shareholders                                 20,541                  5,546                 11,629                 6,206
Other Expenses                                           6,929                    197                    198                   225
====================================================================================================================================
    TOTAL EXPENSES                                     240,373                 27,106                 44,744                44,613
    Fees and Expenses Absorbed by
      Investment Adviser                                     0                (21,376)               (31,277)              (24,958)
    Fees and Expenses Paid Indirectly                   (5,460)                (2,079)                (4,295)               (3,774)
====================================================================================================================================
      NET EXPENSES                                     234,913                  3,651                  9,172                15,881
====================================================================================================================================
NET INVESTMENT INCOME (LOSS)                         2,057,022                 10,507                 (4,548)               (8,821)
====================================================================================================================================
REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment
    Securities                                      (1,215,681)                17,329                 62,637               289,923
====================================================================================================================================
Change in Net Appreciation (Depreciation) of:
    Investment Securities                            1,748,118                 10,270                178,401               479,287
    Foreign Currency Transactions                            0                      0                      0                   (29)
====================================================================================================================================
        Total Net Appreciation                       1,748,118                 10,270                178,401               479,258
====================================================================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
    FOREIGN CURRENCY TRANSACTIONS                      532,437                 27,599                241,038               769,181
====================================================================================================================================
NET INCREASE IN NET ASSETS FROM
    OPERATIONS                             $         2,589,459    $            38,106    $           236,490     $         760,360
====================================================================================================================================


See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 1999
UNAUDITED
                                                                                                       TOTAL
                                                                                                      RETURN              UTILITIES
                                                                                                        FUND                   FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                                                $           270,359     $          67,625
Interest                                                                                             338,934                21,698
    Foreign Taxes Withheld                                                                            (7,329)                 (425)
====================================================================================================================================
    TOTAL INCOME                                                                                     601,964                88,898
====================================================================================================================================
EXPENSES
Investment Advisory Fees                                                                             135,114                23,034
Transfer Agent Fees                                                                                    2,500                 2,500
Administrative Fees                                                                                   23,833                 8,221
Custodian Fees and Expenses                                                                            4,988                 3,059
Directors' Fees and Expenses                                                                           4,594                 4,115
Professional Fees and Expenses                                                                         9,901                 8,172
Registration Fees and Expenses                                                                            19                    19
Reports to Shareholders                                                                               20,344                15,053
Other Expenses                                                                                         3,010                   293
    TOTAL EXPENSES                                                                                   204,303                64,466
    Fees and Expenses Absorbed by Investment Adviser                                                       0               (18,159)
    Fees and Expenses Paid Indirectly                                                                 (3,578)               (2,179)
====================================================================================================================================
        NET EXPENSES                                                                                 200,725                44,128
====================================================================================================================================
NET INVESTMENT INCOME                                                                                401,239                44,770
====================================================================================================================================
REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENT  SECURITIES
Net Realized Gain (Loss) on:
    Investment Securities                                                                            969,352               283,842
    Foreign Currency Transactions                                                                       (174)               (1,541)
====================================================================================================================================
        Total Net Realized Gain                                                                      969,178               282,301
====================================================================================================================================
Change in Net Appreciation (Depreciation) of:
    Investment Securities                                                                          1,032,656               551,439
    Foreign Currency Transactions                                                                          0               (16,678)
====================================================================================================================================
        Total Net Appreciation                                                                     1,032,656               534,761
====================================================================================================================================
NET GAIN ON INVESTMENT SECURITIES AND FOREIGN CURRENCY TRANSACTIONS                                2,001,834               817,062
====================================================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                                               $         2,403,073     $         861,832
====================================================================================================================================


See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                                             BLUE CHIP GROWTH FUND                            DYNAMICS FUND
                                                    SIX MONTHS                   YEAR             SIX MONTHS                  YEAR
                                                         ENDED                  ENDED                  ENDED                 ENDED
                                                       JUNE 30            DECEMBER 31                JUNE 30           DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                          1999                   1998                   1999                   1998
                                                     UNAUDITED                                     UNAUDITED
OPERATIONS
Net Investment Loss                        $            (1,407)   $              (224)   $            (1,209)    $         (1,758)
Net Realized Gain (Loss) on Investment
    Securities and Foreign Currency
    Transactions                                        21,564                 22,394                 28,124               (4,118)
Change in Net Appreciation of Investment
    Securities and Foreign Currency
    Transactions                                        11,459                 81,686                 37,213               55,876
====================================================================================================================================
NET INCREASE IN NET ASSETS FROM
    OPERATIONS                                          31,616                103,856                 64,128               50,000
====================================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        0                 (1,109)                     0                 (587)
In Excess of Net Investment Income                           0                   (227)                     0                    0
Net Realized Gain on Investment Securities
    and Foreign Currency Transactions                        0                 (7,300)                     0               (3,715)
====================================================================================================================================
TOTAL DISTRIBUTIONS                                          0                 (8,636)                     0               (4,302)
====================================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                           41,396                    801                 38,698                  799
Reinvestment of Distributions                                0                  8,636                      0                4,302
====================================================================================================================================
                                                        41,396                  9,437                 38,698                5,101
Amounts Paid for Repurchases of Shares                    (986)                     0                   (968)                   0
====================================================================================================================================
NET INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                             40,410                  9,437                 37,730                5,101
====================================================================================================================================
TOTAL INCREASE IN NET ASSETS                            72,026                104,657                101,858               50,799
NET ASSETS
Beginning of Period                                    370,884                266,227                308,216              257,417
====================================================================================================================================
End of Period                              $           442,910    $           370,884    $           410,074     $        308,216
====================================================================================================================================
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Income (Loss)
   Included in Net Assets at End of Period $           (1,407)    $                 0    $            (1,211)    $             (2)

      -----------------------------------------------------------------------------------------------------------------------


FUND SHARE TRANSACTIONS
Shares Sold                                              2,778                     61                  2,763                   74
Shares Issued from Reinvestment of
    Distributions                                            0                    634                      0                  393
====================================================================================================================================
                                                         2,778                    695                  2,763                  467
Shares Repurchased                                         (67)                     0                    (71)                   0
====================================================================================================================================
NET INCREASE IN FUND SHARES                              2,711                    695                  2,692                  467
====================================================================================================================================


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                                            EQUITY INCOME FUND                              HEALTH SCIENCES FUND
                                                    SIX MONTHS                  YEAR              SIX MONTHS                   YEAR
                                                         ENDED                  ENDED                  ENDED                  ENDED
                                                       JUNE 30            DECEMBER 31                JUNE 30            DECEMBER 31
                                                          1999                   1998                   1999                   1998
------------------------------------------------------------------------------------------------------------------------------------
                                                     UNAUDITED                                     UNAUDITED
OPERATIONS
Net Investment Income                          $       445,004    $           998,166    $             2,999     $           4,656
Net Realized Gain (Loss) on Investment
    Securities and Foreign Currency
    Transactions                                     3,541,260              1,862,509                 (1,003)               63,995
==================================================================================================================================
Change in Net Appreciation (Depreciation) of
    Investment Securities and Foreign Currency
    Transactions                                     4,740,098              4,286,624               (145,983)              369,979
==================================================================================================================================
NET INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS                           8,726,362              7,147,299               (143,987)              438,630
==================================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        0               (976,679)                     0                (4,154)
Net Realized Gain on Investment Securities
    and Foreign Currency Transactions                        0             (2,014,499)                     0               (47,939)
In Excess of Net Realized Gain on Investment
    Securities and Foreign Currency Transactions             0                      0                      0               (13,061)
==================================================================================================================================
TOTAL DISTRIBUTIONS                                          0             (2,991,178)                     0               (65,154)
==================================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       18,547,808             24,505,640              2,317,586             5,323,628
Reinvestment of Distributions                                0              2,989,373                      0                65,154
==================================================================================================================================
                                                    18,547,808             27,495,013              2,317,586            5,388,782
Amounts Paid for Repurchases of Shares             (13,845,605)           (11,399,085)            (2,216,071)           (3,807,607)
====================================================================================================================================
NET INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                          4,702,203             16,095,928                101,515             1,581,175
====================================================================================================================================
TOTAL INCREASE (DECREASE) IN
    NET ASSETS                                      13,428,565             20,252,049                (42,472)            1,954,651
NET ASSETS
Beginning of Period                                 60,345,518             40,093,469              2,377,609               422,958
====================================================================================================================================
End of Period                                  $    73,774,083    $        60,345,518    $         2,335,137     $       2,377,609
====================================================================================================================================
Accumulated Undistributed Net Investment
    Income Included in Net Assets at End of
    Period                                     $       494,999    $            49,995    $             3,276     $             277

      -----------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                            943,229              1,350,082                151,742               403,110
Shares Issued from Reinvestment of
    Distributions                                            0                167,472                      0                 4,472
====================================================================================================================================
                                                       943,229              1,517,554               151,742                407,582
Shares Repurchased                                    (702,196)              (627,712)             (147,880)              (290,418)
====================================================================================================================================
NET INCREASE IN FUND SHARES                            241,033                889,842                 3,862                117,164
====================================================================================================================================


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                                                HIGH YIELD FUND                                REALTY FUND
                                                    SIX MONTHS                   YEAR             SIX MONTHS                 PERIOD
                                                         ENDED                  ENDED                  ENDED                  ENDED
                                                       JUNE 30            DECEMBER 31                JUNE 30            DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                          1999                   1998                   1999                   1998
                                                     UNAUDITED                                     UNAUDITED               (Note 1)

OPERATIONS
Net Investment Income                      $         2,057,022    $         3,373,382    $            10,507     $          14,039
Net Realized Gain (Loss) on Investment
    Securities and Foreign Currency
    Transactions                                    (1,215,681)               694,287                 17,329               (66,609)
Change in Net Appreciation (Depreciation)
    of Investment Securities and Foreign
    Currency Transactions                            1,748,118             (3,509,648)                10,270                (9,681)
====================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                  2,589,459                558,021                 38,106               (62,251)
====================================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        0             (3,379,839)                     0                (9,800)
Net Realized Gain on Investment Securities
    and Foreign Currency Transactions                        0               (797,161)                     0                     0
In Excess of Net Realized Gain on Investment
    Securities and Foreign Currency
    Transactions                                             0               (380,864)                     0                     0
====================================================================================================================================
TOTAL DISTRIBUTIONS                                          0             (4,557,864)                     0                (9,800)
====================================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       19,290,194             39,772,368                251,205               604,356
Reinvestment of Distributions                                0              4,557,864                      0                 9,800
====================================================================================================================================
                                                    19,290,194             44,330,232                251,205               614,156
Amounts Paid for Repurchases of Shares             (16,366,244)           (29,185,713)              (209,211)              (41,683)
====================================================================================================================================
NET INCREASE IN NET ASSETS FROM FUND
    SHARE TRANSACTIONS                               2,923,950             15,144,519                 41,994               572,473
====================================================================================================================================
TOTAL INCREASE IN NET ASSETS                         5,513,409             11,144,676                 80,100               500,422
NET ASSETS
Initial Subscription (Note 1)                                0                      0                      0                 1,000
Beginning of Period                                 42,025,590             30,880,914                501,422                     0
====================================================================================================================================
End of Period                              $        47,538,999    $        42,025,590    $           581,522     $         501,422
====================================================================================================================================
Accumulated Undistributed Net Investment
    Income Included in Net Assets at End of
    Period                                 $         2,063,991    $             6,969    $            16,666     $           6,159

           ------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                0                      0                      0                   100
Shares Sold                                          1,626,251              3,145,683                 30,491                64,719
Shares Issued from Reinvestment of
    Distributions                                            0                401,574                      0                 1,223
====================================================================================================================================
                                                     1,626,251              3,547,257                 30,491                66,042
Shares Repurchased                                  (1,386,720)            (2,310,193)               (25,185)               (5,062)
====================================================================================================================================
NET INCREASE IN FUND SHARES                            239,531              1,237,064                  5,306                60,980
====================================================================================================================================


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                                           SMALL COMPANY GROWTH FUND                         TECHNOLOGY FUND
                                                   SIX MONTHS                    YEAR            SIX MONTHS                    YEAR
                                                        ENDED                   ENDED                 ENDED                   ENDED
                                                      JUNE 30             DECEMBER 31               JUNE 30             DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                          1999                   1998                   1999                   1998
                                                     UNAUDITED                                     UNAUDITED
OPERATIONS
Net Investment Loss                        $            (4,548)   $            (3,352)   $            (8,821)    $          (1,065)
Net Realized Gain (Loss) on Investment
    Securities and Foreign Currency
    Transactions                                        62,637                (41,761)               289,923               (90,677)
Change in Net Appreciation of Investment
    Securities and Foreign Currency
    Transactions                                       178,401                152,667                479,258               291,455
====================================================================================================================================
NET INCREASE IN NET ASSETS FROM
    OPERATIONS                                         236,490                107,554                760,360               199,713
====================================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        0                      0                      0                  (621)
In Excess of Net Investment Income                           0                   (579)                     0                (1,061)
Net Realized Gain on Investment Securities
    and Foreign Currency Transactions                        0                      0                      0                (6,100)
====================================================================================================================================
TOTAL DISTRIBUTIONS                                          0                   (579)                     0                (7,782)
====================================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                          938,189                775,372              9,361,157             4,805,752
Reinvestment of Distributions                                0                    579                      0                 7,782
====================================================================================================================================
                                                       938,189                775,951              9,361,157             4,813,534
Amounts Paid for Repurchases of Shares                (345,049)               (93,382)            (7,822,375)           (3,842,652)
====================================================================================================================================
NET INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                            593,140                682,569              1,538,782               970,882
====================================================================================================================================
TOTAL INCREASE IN NET ASSETS                           829,630                789,544              2,299,142             1,162,813
NET ASSETS
Beginning of Period                                  1,036,106                246,562              1,577,239               414,426
====================================================================================================================================
End of Period                              $         1,865,736    $         1,036,106    $         3,876,381     $       1,577,239
====================================================================================================================================
Accumulated Undistributed (Distributions in
    Excess of) Net Investment Loss Included
    in Net Assets at End of Period         $            (4,548)   $                 0    $            (8,824)    $              (3)


      -----------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                             82,453                 74,069                528,774               383,014
Shares Issued from Reinvestment of
    Distributions                                            0                     55                      0                   607
====================================================================================================================================
                                                        82,453                 74,124                528,774               383,621
Shares Repurchased                                     (29,335)                (9,027)              (448,479)             (309,738)
====================================================================================================================================
NET INCREASE IN FUND SHARES                             53,118                 65,097                 80,295                73,883
====================================================================================================================================


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                                              TOTAL RETURN FUND                             UTILITIES FUND
                                                    SIX MONTHS                   YEAR             SIX MONTHS                   YEAR
                                                         ENDED                  ENDED                  ENDED                  ENDED
                                                       JUNE 30            DECEMBER 31                JUNE 30            DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                          1999                   1998                   1999                 1998
                                                     UNAUDITED                                     UNAUDITED
OPERATIONS
Net Investment Income                      $           401,239    $           733,314    $            44,770     $          93,355
Net Realized Gain (Loss) on Investment
    Securities and Foreign Currency
    Transactions                                       969,178                765,809                282,301                (4,109)
Change in Net Appreciation of Investment
    Securities and Foreign Currency
    Transactions                                     1,032,656              1,112,812                534,761             1,193,668
==================================================================================================================================
NET INCREASE IN NET ASSETS FROM
    OPERATIONS                                       2,403,073              2,611,935                861,832             1,282,914
==================================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        0               (715,045)                     0               (90,004)
Net Realized Gain on Investment Securities
    and Foreign Currency Transactions                        0               (742,991)                     0                (9,475)
In Excess of Net Realized Gain on
    Investment Securities and Foreign
    Currency Transactions                                    0                      0                      0                (4,527)
==================================================================================================================================
TOTAL DISTRIBUTIONS                                          0             (1,458,036)                     0              (104,006)
==================================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        5,557,056             16,770,585              1,800,595             2,414,172
Reinvestment of Distributions                                0              1,458,036                      0               104,006
====================================================================================================================================
                                                     5,557,056             18,228,621              1,800,595            2,518,178
Amounts Paid for Repurchases of Shares             (11,345,220)            (7,020,045)            (1,004,400)           (1,292,282)
====================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS                    (5,788,164)            11,208,576                796,195             1,225,896
====================================================================================================================================
TOTAL INCREASE (DECREASE) IN NET
    ASSETS                                          (3,385,091)            12,362,475              1,658,027             2,404,804
NET ASSETS
Beginning of Period                                 35,630,066             23,267,591              6,992,653             4,587,849
====================================================================================================================================
End of Period                              $        32,244,975    $        35,630,066    $         8,650,680     $       6,992,653
====================================================================================================================================
Accumulated Undistributed Net Investment
    Income Included in Net Assets at End of
    Period                                 $           424,919    $            23,680    $            51,019     $           6,249

      -----------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                            330,419              1,020,295                 95,564               152,400
Shares Issued from Reinvestment of
    Distributions                                            0                 89,450                      0                 6,183
====================================================================================================================================
                                                       330,419              1,109,745                 95,564               158,583
Shares Repurchased                                    (656,599)              (432,444)               (53,132)              (83,915)
====================================================================================================================================
NET INCREASE (DECREASE) IN FUND
    SHARES                                            (326,180)               677,301                 42,432                74,668
====================================================================================================================================


See Notes to Financial Statements

INVESCO Notes to financial statements -- INVESCO Variable Investment
                                         Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of ten separate Funds: Blue Chip Growth Fund (formerly Growth Fund), Dynamics Fund, Equity Income Fund (formerly Industrial Income Fund), Health Sciences Fund, High Yield Fund, Realty Fund, Small Company Growth Fund, Technology Fund, Total Return Fund and Utilities Fund. On April 30, 1999, the board of directors of the Fund approved a name change for Industrial Income Fund and Growth Fund to Equity Income Fund and Blue Chip Growth Fund, respectively. The investment objectives of the Funds are: To seek long-term capital growth for Blue Chip Growth and Small Company Growth Funds; to seek appreciation of capital for Dynamics Fund; to seek capital appreciation and income on securities principally engaged in specific business sectors for Health Sciences, Realty and Technology Funds; to seek a high level of current income by investing primarily in lower rated bonds, other debt securities and preferred stock for High Yield Fund; to seek the best possible current income for Equity Income Fund; to seek a high total return on investment through capital appreciation and current income for Total Return Fund; and to seek capital appreciation and income on securities of companies principally engaged in public utilities for Utilities Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the- counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Interest on payment-in-kind debt securities is accrued based on the yield to maturity at purchase date based on the effective interest method. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

High Yield Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

A Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 1998, Dynamics, Realty, Small Company Growth, Technology and Utilities Funds had $1,818, $30,852, $39,306, $85,392 and $5,000, respectively, in net capital loss carryovers which expire in the year 2006 and Small Company Growth Fund had $555 in net capital loss carryovers which expire in the year 2005.

Dynamics, High Yield, Realty and Small Company Growth Funds incurred and elected to defer post-October 31 net capital losses of $2,300, $369,771, $15,053 and $121, respectively, to the year ended December 31, 1999. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                                        AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
                                     $0 to           $0 to        $350 to    $500 Million           Over           Over
                                      $350            $500           $700           to $1           $700             $1
Fund                               Million         Million        Million         Billion        Million        Billion
=======================================================================================================================
Blue Chip Growth Fund                   --           0.85%             --           0.75%             --          0.65%
Dynamics Fund                        0.60%              --          0.55%              --          0.50%            --
Equity Income Fund                      --           0.75%             --           0.65%             --          0.55%
Health Sciences Fund                 0.75%              --          0.65%              --          0.55%            --
High Yield Fund                         --           0.60%             --           0.55%             --          0.45%
Realty Fund                             --           0.90%             --           0.75%             --          0.65%
Small Company Growth Fund            0.75%              --          0.65%              --          0.55%            --
Technology Fund                      0.75%              --          0.65%              --          0.55%            --
Total Return Fund                       --           0.75%             --           0.65%             --          0.55%
Utilities Fund                          --           0.60%             --           0.55%             --          0.45%


In accordance with a Sub-Advisory Agreement between IFG and INVESCO Realty Advisors, Inc. ("IRAI"), an affiliate of IFG, provides that investment decisions of Realty Fund are made by IRAI. A separate Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, provides that investment decisions of Total Return Fund are made by ICM. Fees for such sub-advisory services are paid by IFG.

IFG receives a transfer agent fee of $5,000 per Fund per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.015% of average net assets plus, effective July 6, 1998, an additional amount computed at an annual rate of 0.25% of gross new sales (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by each Fund.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                            PURCHASES               SALES
-------------------------------------------------------------------------------
Blue Chip Growth Fund                    $        306,500     $        299,365
Dynamics Fund                                      42,825               71,197
Equity Income Fund                             35,068,378           30,248,161
Health Sciences Fund                            1,588,786            1,552,447
High Yield Fund                                43,894,488           39,238,049
Realty Fund                                     1,832,369            1,718,398
Small Company Growth Fund                       1,564,545              889,215
Technology Fund                                 3,460,412            2,449,564
Total Return Fund                               3,761,927            3,430,152
Utilities Fund                                  1,157,268              792,553

For the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:


FUND                                            PURCHASES               SALES
-------------------------------------------------------------------------------
Equity Income Fund                       $        516,563     $       1,402,494
Total Return Fund                               1,521,527             4,278,617


NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 1999, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                                                              NET
                                                   GROSS                       GROSS                 APPRECIATION
FUND                                        APPRECIATION                DEPRECIATION               (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                   $        107,719            $            619          $
 107,100
Dynamics Fund                                    122,139                      24,934                       97,205
Equity Income Fund                            16,043,977                   1,257,207                   14,786,770
Health Sciences Fund                             253,159                      26,722                      226,437

High Yield Fund                                1,128,953                   2,502,494                   (1,373,541)
Realty Fund                                       11,929                      22,236                      (10,307)
Small Company Growth Fund                        370,886                      42,184                      328,702
Technology Fund                                  771,761                      20,936                      750,825
Total Return Fund                              7,076,330                     956,662                    6,119,668
Utilities Fund                                 2,565,441                      92,314                    2,473,127


NOTE 5-- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, ICM or IRAI.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.

Pension expenses for the six months ended June 30, 1999, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                                                        UNFUNDED
                                                 PENSION                     ACCRUED                     PENSION
FUND                                            EXPENSES               PENSION COSTS                   LIABILITY
-----------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                   $              3            $              7            $             10
Dynamics Fund                                          2                           5                           8
Equity Income Fund                                   450                       1,064                       2,672
Health Sciences Fund                                  18                          47                          71
High Yield Fund                                      315                         738                       1,823
Small Company Growth Fund                              3                           9                          13
Technology Fund                                        6                          16                          25
Total Return Fund                                    266                         643                       1,615
Utilities Fund                                        49                         107                         263


Pension expenses, unfunded accrued pension costs and pension liability were insignificant for Realty Fund.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the Variable Investment Funds.

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

NOTE 6 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 1999, there were no such borrowings.

FINANCIAL HIGHLIGHTS

Blue Chip Growth Fund
(For a Fund Share Outstanding Throughout Each Period)
                                                                                 SIX MONTHS              YEAR              PERIOD
                                                                                      ENDED             ENDED               ENDED
                                                                                    JUNE 30       DECEMBER 31         DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1999              1998             1997(a)
                                                                                  UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                                              $  14.49          $  10.69          $ 10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                                          (0.05)             0.00             0.05
Net Gains on Securities (Both Realized and Unrealized)                                 1.20              4.14             0.64
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                       1.15              4.14             0.69
====================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                                   0.00              0.04             0.00
In Excess of Net Investment Income                                                     0.00              0.01             0.00
Distributions from Capital Gains                                                       0.00              0.29             0.00
====================================================================================================================================
TOTAL DISTRIBUTIONS                                                                    0.00              0.34             0.00
====================================================================================================================================
Net Asset Value-- End of Period                                                    $  15.64          $  14.49         $  10.69
====================================================================================================================================

TOTAL RETURN(b)                                                                        7.94%(c)         38.99%            6.90%(c)


RATIOS
Net Assets-- End of Period ($000 Omitted)                                            $   443           $   371           $  266
Ratio of Expenses to Average Net Assets(d)(e)                                           0.99%(c)          1.57%            0.29%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(d)                         (0.36%)(c)        (0.07%)           1.45%(f)
Portfolio Turnover Rate                                                                   81%(c)            78%              12%(c)


(a) From August 25, 1997, commencement of investment operations, through December, 31 1997.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various  expenses of the Fund were  voluntarily  absorbed by IFG for the six months ended June 30, 1999, the year ended December
    31, 1998 and all of expenses of the Fund were  voluntarily  absorbed by IFG for the period  ended  December  31,  1997.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets  would have been 7.07% (not  annualized),
    12.04% and 28.76%  (annualized),  respectively,  and ratio of net investment  loss to average net assets would have been (6.44%)
    (not annualized), (10.54%) and (27.02%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment  Adviser,  which is before any expense offset arrangements.

(f) Annualized


FINANCIAL HIGHLIGHTS (CONTINUED)

Dynamics Fund
(For a Fund Share Outstanding Throughout Each Period)
                                                                                SIX MONTHS              YEAR              PERIOD
                                                                                     ENDED             ENDED               ENDED
                                                                                   JUNE 30       DECEMBER 31         DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      1999              1998             1997(a)
                                                                                 UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                                             $  12.15          $  10.34          $  10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                                         (0.04)             0.00              0.02
Net Gains on Securities (Both Realized and Unrealized)                                2.51              1.98              0.32
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                      2.47              1.98              0.34
====================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                                  0.00              0.02              0.00
Distributions from Capital Gains                                                      0.00              0.15              0.00
====================================================================================================================================
TOTAL DISTRIBUTIONS                                                                   0.00              0.17              0.00
====================================================================================================================================
Net Asset Value-- End of Period                                                   $  14.62          $  12.15          $  10.34
====================================================================================================================================


TOTAL RETURN(b)                                                                      20.33%(c)         19.35%             3.40%(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                                         $    410           $   308           $   257
Ratio of Expenses to Average Net Assets(d)(e)                                         0.69%(c)          1.45%             0.52%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(d)                       (0.35%)(c)        (0.64%)            0.63%(f)
Portfolio Turnover Rate                                                                 14%(c)            55%               28%(c)


(a) From August 25, 1997, commencement of investment operations, through December, 31 1997.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various  expenses of the Fund were  voluntarily  absorbed by IFG for the six months ended June 30, 1999, the year ended December
    31, 1998 and all of expenses of the Fund were  voluntarily  absorbed by IFG for the period  ended  December  31,  1997.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets  would have been 7.63% (not  annualized),
    14.76% and 34.18%  (annualized),  respectively,  and ratio of net investment  loss to average net assets would have been (7.29%)
    (not annualized), (13.95%) and (33.03%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment  Adviser,  which is before any expense offset arrangements.

(f) Annualized


FINANCIAL HIGHLIGHTS

Equity Income Fund
(For a Fund Share Outstanding Throughout Each Period)
                                 SIX MONTHS                                                                                  PERIOD
                                      ENDED                                                                                  ENDED
                                    JUNE 30                                YEAR ENDED DECEMBER 31                       DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                       1999                 1998              1997                1996          1995        1994(a)
                                  UNAUDITED
PER SHARE DATA
Net Asset Value --
    Beginning of Period       $        18.61      $        17.04      $      14.33     $         12.58   $     10.09    $     10.00
====================================================================================================================================
INCOME FROM INVESTMENT
    OPERATIONS
Net Investment Income                   0.13                0.33              0.30              0.28            0.19           0.03
Net Gains on Securities
    (Both Realized and Unrealized)      2.43                2.23              3.71              2.52            2.76           0.09
====================================================================================================================================
TOTAL FROM INVESTMENT
    OPERATIONS                          2.56                2.56              4.01              2.80            2.95           0.12
====================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
    Income                              0.00                0.32              0.29              0.28            0.20           0.03
Distributions from Capital Gains        0.00                0.67              1.01              0.77            0.26           0.00
====================================================================================================================================
TOTAL DISTRIBUTIONS                     0.00                0.99              1.30              1.05            0.46           0.03
====================================================================================================================================
Net Asset Value --
    End of Period             $        21.17       $       18.61       $     17.04     $       14.33   $       12.58    $     10.09
====================================================================================================================================


TOTAL RETURN(b)                        13.76%(c)           15.30%            28.17%            22.28%          29.25%      1.23%(c)


RATIOS
Net Assets -- End of Period
    ($000 Omitted)            $        73,774      $       60,346      $     40,093    $       22,342  $         8,362  $    525
Ratio of Expenses to Average
    Net Assets(d)                       0.52%(c)(e)         0.93%(e)         0.91%(e)           0.95%(e)         1.03%(e)  0.79%(f)
Ratio of Net Investment Income
    to Average Net Assets(d)            0.68%(c)            1.98%            2.18%              2.87%            3.50%     1.69%(f)
Portfolio Turnover Rate                   51%(c)              73%              87%                93%              97%        0%(c)

(a) From August 10, 1994, commencement of investment operations, to December 31, 1994.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1998, 1997, 1996 and 1995 and the period ended  December 31, 1994. If such  expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 0.93%, 0.97%, 1.19%, 2.31% and 32.55% (annualized),  respectively,  and ratio of net investment income (loss) to average net assets would have been 1.98%, 2.12%, 2.63%, 2.22%, and (30.07%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment  Adviser,  which is before any expense offset arrangements.

(f) Annualized

FINANCIAL HIGHLIGHTS

Health Sciences Fund
(For a Fund Share Outstanding Throughout Each Period)

                                                                      SIX MONTHS              YEAR             PERIOD
                                                                           ENDED             ENDED              ENDED
                                                                         JUNE 30       DECEMBER 31        DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                            1999           1998(a)            1997(b)
                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                                 $    15.29          $  11.04          $  10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                       0.02              0.05              0.10
Net Gains or (Losses) on Securities (Both Realized and Unrealized)         (0.66)             4.66              0.94
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          (0.64)              4.71              1.04
====================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                        0.00              0.03              0.00
Distributions from Capital Gains                                            0.00              0.34              0.00
In Excess of Net Realized Gains                                             0.00              0.09              0.00
====================================================================================================================================
TOTAL DISTRIBUTIONS                                                         0.00              0.46              0.00
====================================================================================================================================
Net Asset Value-- End of Period                                       $    14.65          $  15.29          $  11.04
====================================================================================================================================


TOTAL RETURN(c)                                                           (4.19%)(d)        42.85%            10.40%(d)


RATIOS
Net Assets-- End of Period ($000 Omitted)                             $    2,335          $  2,378           $   423
Ratio of Expenses to Average Net Assets(e)(f)                              0.73%(d)          1.27%             0.60%(g)
Ratio of Net Investment Income to Average Net Assets(e)                    0.12%(d)          0.35%             2.34%(g)
Portfolio Turnover Rate                                                      72%(d)           107               112%(d)


(a) The per share information was computed based on average shares.

(b) From May 22, 1997, commencement of investment operations, through December, 31 1997.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various  expenses of the Fund were  voluntarily  absorbed by IFG for the six months ended June 30, 1999, the year ended December
    31, 1998 and all of expenses of the Fund were  voluntarily  absorbed by IFG for the period  ended  December  31,  1997.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets  would have been 1.71% (not  annualized),
    4.20% and 21.45% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.86%) (not annualized), (2.58%) and (18.51%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment  Adviser,  which is before any expense offset arrangements .

(g) Annualized

FINANCIAL HIGHLIGHTS

High Yield Fund
(For a Fund Share Outstanding Throughout Each Period)

                                         SIX MONTHS                                                                PERIOD
                                              ENDED                                                                 ENDED
                                            JUNE 30                    YEAR ENDED DECEMBER 31                 DECEMBER 31
-------------------------------------------------------------------------------------------------------------------------
                                               1999       1998         1997              1996          1995       1994(a)
                                          UNAUDITED

PER SHARE DATA
Net Asset Value --
    Beginning of Period                   $ 11.31       $ 12.46        $ 1.78         $ 11.04       $ 10.01      $ 10.00
===========================================================================================================================
INCOME FROM INVESTMENT
    OPERATIONS
Net Investment Income                        0.52          0.97        0.78              0.72          0.55         0.05
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)           0.19         (0.80)       1.26              1.11          1.43         0.01
===========================================================================================================================
TOTAL FROM INVESTMENT
    OPERATIONS                               0.71          0.17        2.04              1.83          1.98         0.06
===========================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
    Income                                   0.00          0.98        0.78              0.71          0.55         0.05
Distributions from Capital Gains             0.00          0.23        0.58              0.38          0.40         0.00
In Excess of Net Realized Gains              0.00          0.11        0.00              0.00          0.00         0.00
===========================================================================================================================
TOTAL DISTRIBUTIONS                          0.00          1.32        1.36              1.09         0.95          0.05
===========================================================================================================================
Net Asset Value --
    End of Period                         $ 12.02       $ 11.31     $ 12.46           $ 11.78       $ 11.04      $ 10.01
===========================================================================================================================

TOTAL RETURN(b)                              6.18%(c)      1.42%      17.33%            16.59%       19.76%        0.60%(c)


RATIOS
Net Assets -- End of Period
    ($000 Omitted)                        $ 47,539      $ 42,026    $ 30,881          $ 14,033      $ 5,233      $   624
Ratio of Expenses to Average
    Net Assets(d)                            0.52%(c)(e)   0.85%(e)    0.83%(e)          0.87%(e)     0.97%(e)     0.74%(f)
Ratio of Net Investment Income
    to Average Net Assets(d)                 4.43%(c)      8.99%       8.67%             9.19%        8.79%        2.72%(f)
Portfolio Turnover Rate                        89%(c)       245%        344%              380%         310%          23%(c)


(a) From May 27, 1994, commencement of investment operations, to December 31, 1994.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were  voluntarily  absorbed by IFG for the years ended December 31, 1997, 1996 and 1995 and for the period ended  December 31, 1994. If such  expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 0.94%, 1.32%, 2.71% and 30.38% (annualized),  respectively, and ratio of net investment income (loss) to average net assets would have been 8.56%, 8.74%, 7.05% and (26.92%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment  Adviser,  which is before any expense offset arrangements.

(f) Annualized

FINANCIAL HIGHLIGHTS

Realty Fund
(For a Fund Share Outstanding Throughout Each Period)
                                                                                      SIX MONTHS                      PERIOD
                                                                                           ENDED                       ENDED
                                                                                         JUNE 30                 DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            1999                      1998(a)
                                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                                                   $   8.22                  $  10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                                       0.15                      0.29
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                          0.40                     (1.88)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                            0.55                     (1.59)
====================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                                        0.00                      0.19
====================================================================================================================================
NET ASSET VALUE-- END OF PERIOD                                                         $   8.77                  $   8.22
====================================================================================================================================


TOTAL RETURN(b)                                                                             6.69%(c)                (15.88%)(c)


RATIOS
Net Assets-- End of Period ($000 Omitted)                                               $     582                 $    501
Ratio of Expenses to Average Net Assets(d)(e)                                               1.05%(c)                 1.90%(f)
Ratio of Net Investment Income to Average Net Assets(d)                                     1.93%(c)                 4.94%(f)
Portfolio Turnover Rate                                                                      375%(c)(g)               200%(c)(g)


(a) From April 1, 1998, commencement of investment operations, through December, 31 1998.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various  expenses  of the Fund were  voluntarily  absorbed by IFG for the six months  ended June 30,  1999 and the period  ended
    December 31, 1998. If such expenses had not been voluntarily  absorbed,  ratio of expenses to average net assets would have been
    4.98% (not annualized) and 8.54% (annualized),  respectively,  and ratio of net investment loss to average net assets would have been (2.00%) (not annualized) and (1.70%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment  Adviser,  which is before any expense offset arrangements .

(f) Annualized

(g) Portfolio turnover was greater than expected during the period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

FINANCIAL HIGHLIGHTS

Small Company Growth Fund
(For a Fund Share Outstanding Throughout Each Period)


                                                                    SIX MONTHS              YEAR             PERIOD
                                                                         ENDED             ENDED              ENDED
                                                                       JUNE 30       DECEMBER 31        DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                          1999              1998            1997(a)
                                                                     UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                                  $  11.51         $   9.91          $  10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                              (0.03)           (0.01)             0.02
Net Gains or (Losses) on Securities (Both Realized and Unrealized)         1.56             1.62             (0.11)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                           1.53             1.61             (0.09)
====================================================================================================================================
LESS DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                      0.00             0.01              0.00
====================================================================================================================================
Net Asset Value-- End of Period                                        $  13.04         $  11.51          $   9.91
====================================================================================================================================


TOTAL RETURN(b)                                                           13.19%(c)        16.38%            (0.90%)(c)


RATIOS
Net Assets-- End of Period ($000 Omitted)                              $   1,866        $  1,036          $     247
Ratio of Expenses to Average Net Assets(d)(e)                              0.91%(c)        1.87%              0.61%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(d)            (0.31%)(c)      (0.90%)             0.52%(f)
Portfolio Turnover Rate                                                      66%(c)          92%                25%(c)


(a) From August 25, 1997, commencement of investment operations, through December, 31 1997.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total  return  figures  for the period  shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various  expenses of the Fund were  voluntarily  absorbed by IFG for the six months ended June 30, 1999, the year ended December
    31, 1998 and all of expenses of the Fund were  voluntarily  absorbed by IFG for the period  ended  December  31,  1997.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets  would have been 3.01% (not  annualized),
    12.46% and 35.99%  (annualized),  respectively,  and ratio of net investment  loss to average net assets would have been (2.41%)
    (not annualized), (11.49%) and (34.86%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment  Adviser,  which is before any expense offset arrangements .

(f) Annualized


FINANCIAL HIGHLIGHTS

Technology Fund
(For a Fund Share Outstanding Throughout Each Period)

                                                                    SIX MONTHS              YEAR             PERIOD
                                                                         ENDED             ENDED              ENDED
                                                                       JUNE 30       DECEMBER 31        DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                          1999              1998            1997(a)
                                                                     UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                               $  14.34          $  11.49          $  10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
====================================================================================================================================
Net Investment Income (Loss)                                           (0.05)            (0.03)             0.05
Net Gains on Securities (Both Realized and Unrealized)                  6.08              2.96              1.44
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        6.03              2.93              1.49
====================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                    0.00              0.01              0.00
In Excess of Net Investment Income                                      0.00              0.01              0.00
Distributions from Capital Gains                                        0.00              0.06              0.00
====================================================================================================================================
TOTAL DISTRIBUTIONS                                                     0.00              0.08              0.00
====================================================================================================================================
Net Asset Value-- End of Period                                     $  20.37          $  14.34          $  11.49
====================================================================================================================================


TOTAL RETURN(b)                                                        42.05%(c)         25.69%            14.80%(c)


RATIOS
Net Assets-- End of Period ($000 Omitted)                           $   3,876         $   1,577         $     414
Ratio of Expenses to Average Net Assets(d)(e)                           0.76%(c)          1.40%             0.48%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(d)         (0.34%)(c)        (0.14%)            0.95%(f)
Portfolio Turnover Rate                                                  108%(c)           239%              102%(c)


(a) From May 21, 1997, commencement of investment operations, through December, 31 1997.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total  return  figures  for the period  shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various  expenses of the Fund were  voluntarily  absorbed by IFG for the six months ended June 30, 1999, the year ended December
    31, 1998 and all of expenses of the Fund were  voluntarily  absorbed by IFG for the period  ended  December  31,  1997.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets  would have been 1.73% (not  annualized),
    6.47% and 19.25% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.31%) (not annualized), (5.21%) and (17.82%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment  Adviser,  which is before any expense offset arrangements .

(f) Annualized Financial Highlights (continued)


FINANCIAL HIGHLIGHTS

Total Return Fund
(For a Fund Share Outstanding Throughout Each Period)

                                         SIX MONTHS                                                                         PERIOD
                                              ENDED                                                                          ENDED
                                            JUNE 30                        YEAR ENDED DECEMBER 31                       DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                               1999        1998             1997            1996           1995          1994(a)
                                          UNAUDITED
PER SHARE DATA
Net Asset Value --
    Beginning of Period                   $ 16.58         $ 15.81        $ 13.21         $ 12.14        $ 10.09        $ 10.00
====================================================================================================================================
INCOME FROM INVESTMENT
    OPERATIONS
Net Investment Income                        0.22            0.37           0.36            0.36           0.25           0.09
Net Gains on Securities
    (Both Realized and Unrealized)           0.89            1.13           2.66            1.12           2.05           0.09
====================================================================================================================================
TOTAL FROM INVESTMENT
    OPERATIONS                               1.11            1.50           3.02            1.48           2.30           0.18
====================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
    Income                                   0.00            0.36           0.34            0.36           0.24           0.09
In Excess of Net Investment Income           0.00            0.00           0.00            0.05           0.00           0.00
Distributions from Capital Gains             0.00            0.37           0.08            0.00           0.01           0.00
====================================================================================================================================
TOTAL DISTRIBUTIONS                          0.00            0.73           0.42            0.41           0.25           0.09
====================================================================================================================================
Net Asset Value --
    End of Period                         $ 17.69         $ 16.58        $ 15.81         $ 13.21         $ 12.14       $ 10.09
====================================================================================================================================

TOTAL RETURN(b)                              6.69%(c)         9.56%         22.91%          12.18%          22.79%         1.75%(c)


RATIOS
Net Assets -- End of Period
    ($000 Omitted)                        $ 32,245        $ 35,630       $ 23,268        $ 13,513        $  6,553      $  1,055
Ratio of Expenses to Average
    Net Assets(d)                            0.56%(c)(e)     1.01%(e)       0.92%(e)        0.94%(e)        1.01%(e)      0.86%(f)
Ratio of Net Investment Income
    to Average Net Assets(d)                 1.10%(c)        2.50%          3.07%           3.44%           3.91%         3.86%(f)
Portfolio Turnover Rate                        15%(c)          17%            27%             12%              5%            0%(c)


(a) From June 2, 1994, commencement of investment operations, through December 31, 1994.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various  expenses of the Fund were  voluntarily  absorbed by IFG the years ended December 31, 1998, 1997, 1996, and 1995 and the period ended  December 31, 1994. If such  expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.01%, 1.10%, 1.30%, 2.51% and 16.44% (annualized),  respectively,  and ratio of net investment income (loss) to average net assets would have been 2.50%, 2.89%, 3.08%, 2.41% and (11.72%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment  Adviser,  which is before any expense offset arrangements.

(f) Annualized


FINANCIAL HIGHLIGHTS

Utilities Fund
(For a Fund Share Outstanding Throughout Each Period)

                                   SIX MONTHS                                                                                PERIOD
                                        ENDED                                                                                   END
                                      JUNE 30                                YEAR ENDED DECEMBER 31                     DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                         1999               1998             1997              1996           1995          1994(a)
                                    UNAUDITED
PER SHARE DATA
Net Asset Value --
    Beginning of Period            $      17.78        $    14.40       $       11.95   $         10.84   $      10.00   $   10.00
====================================================================================================================================
INCOME FROM INVESTMENT
    OPERATIONS
Net Investment Income                      0.10              0.25            0.31              0.13           0.07            0.00
Net Gains on Securities
    (Both Realized and Unrealized)         1.97              3.41            2.48              1.26           0.84            0.00
====================================================================================================================================
TOTAL FROM INVESTMENT
    OPERATIONS                             2.07              3.66            2.79              1.39           0.91            0.00
====================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
    Income                                 0.00              0.24            0.29              0.13           0.07            0.00
In Excess of Net Investment
    Income                                 0.00              0.00            0.00              0.01           0.00            0.00
Distributions from Capital Gains           0.00              0.03            0.05              0.14           0.00            0.00
In Excess of Net Realized Gains            0.00              0.01            0.00              0.00           0.00            0.00
====================================================================================================================================
TOTAL DISTRIBUTIONS                        0.00              0.28            0.34              0.28           0.07            0.00
====================================================================================================================================
Net Asset Value --
    End of Period                  $      19.85        $    17.78     $     14.40   $         11.95   $      10.84   $       10.00
====================================================================================================================================

TOTAL RETURN(b)                           11.64%(c)         25.48%          23.41%            12.76%          9.08%           0.00%


RATIOS
Net Assets -- End of Period
    ($000 Omitted)                 $       8,651       $     6,993    $      4,588  $          2,660  $         290  $           25
Ratio of Expenses to Average
    Net Assets(d)                          0.60%(c)(e)       1.08%(e)        0.99%(e)          1.16%(e)       1.80%(e)        0.00%
Ratio of Net Investment Income
    to Average Net Assets(d)               0.58%(c)          1.73%           2.92%             2.92%          2.47%           0.00%
Portfolio Turnover Rate                      12%(c)            35%             33%               48%            24%              0%


(a) All of the  expenses for the Fund were  voluntarily  absorbed by IFG for the period ended  December 31, 1994,  since  investment operations did not commence during 1994.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various  expenses  of the Fund were  voluntarily  absorbed  by IFG for the six months  ended June 30,  1999 and the years  ended
    December 31, 1998, 1997, 1996, and 1995. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 0.83% (not annualized),  1.60%, 2.07%, 5.36% and 57.13%, respectively, and ratio of net investment income
    (loss) to average net assets would have been 0.35% (not annualized), 1.21%, 1.84%, (1.28%) and (52.86%), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment  Adviser,  which is before any expense offset arrangements.



OTHER INFORMATION (CONTINUED)

UNAUDITED

On May 20,  1999,  a special  meeting of the  shareholders  of the Fund was held at which the ten  directors identified  below were elected.  The selection of  PricewaterhouseCoopers  LLP as independent  accountants (Proposal 1) and the approval of changes to the fundamental investment restrictions identified below (Proposal 2) were ratified. The following is a report of the votes cast:
                                                                                                   WITHHELD/
NOMINEE/PROPOSAL                                           FOR                AGAINST                ABSTAIN                  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
Charles W. Brady                                        25,600                      0                      0                 25,600
Fred A. Deering                                         25,600                      0                      0                 25,600
Mark H. Williamson                                      25,600                      0                      0                 25,600
Dr. Victor L. Andrews                                   25,600                      0                      0                 25,600
Bob R. Baker                                            25,600                      0                      0                 25,600
Lawrence H. Budner                                      25,600                      0                      0                 25,600
Dr. Wendy Lee Gramm                                     25,600                      0                      0                 25,600
Kenneth T. King                                         25,600                      0                      0                 25,600
John W. McIntyre                                        25,600                      0                      0                 25,600
Dr. Larry Soll                                          25,600                      0                      0                 25,600

Proposal 1                                              25,600                      0                      0                 25,600

Proposal 2
Modification of Fundamental Investment
   Restrictions on:
a -- Issuer diversification                             25,600                      0                      0                 25,600
b -- Industry concentration and adoption of
   non-fundamental restriction on industry
   classification of domestic and foreign banking       25,600                      0                      0                 25,600
c -- Underwriting securities                            25,600                      0                      0                 25,600
d -- Borrowing and adoption of non-fundamental
   restriction on borrowing                             25,600                      0                      0                 25,600
e -- Loans                                              25,600                      0                      0                 25,600
f -- Investing in commodities                           25,600                      0                      0                 25,600
g -- Real estate investments                            25,600                      0                      0                 25,600
h -- Investing in another investment company            25,600                      0                      0                 25,600
Adoption of Fundamental Investment Restrictions on:
i -- Issuance of senior securities                      25,600                      0                      0                 25,600

DYNAMICS FUND
Charles W. Brady                                        25,363                      0                      0                 25,363
Fred A. Deering                                         25,363                      0                      0                 25,363
Mark H. Williamson                                      25,363                      0                      0                 25,363
Dr. Victor L. Andrews                                   25,363                      0                      0                 25,363
Bob R. Baker                                            25,363                      0                      0                 25,363
Lawrence H. Budner                                      25,363                      0                      0                 25,363
Dr. Wendy Lee Gramm                                     25,363                      0                      0                 25,363
Kenneth T. King                                         25,363                      0                      0                 25,363
John W. McIntyre                                        25,363                      0                      0                 25,363
Dr. Larry Soll                                          25,363                      0                      0                 25,363

Proposal 1                                              25,363                      0                      0                 25,363




OTHER INFORMATION (CONTINUED)
                                                                                                   WITHHELD/
NOMINEE/PROPOSAL                                           FOR                AGAINST                ABSTAIN                  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND (CONTINUED)
Proposal 2
Modification of Fundamental Investment
   Restrictions on:
a -- Issuer diversification                             25,363                      0                      0                 25,363
b -- Industry concentration and adoption of
   non-fundamental restriction on industry
   classification of domestic and foreign banking       25,363                      0                      0                 25,363
c -- Underwriting securities                            25,363                      0                      0                 25,363
d -- Borrowing and adoption of non-fundamental
   restriction on borrowing                             25,363                      0                      0                 25,363
e -- Loans                                              25,363                      0                      0                 25,363
f -- Investing in commodities                           25,363                      0                      0                 25,363
g -- Real estate investments                            25,363                      0                      0                 25,363
h -- Investing in another investment company            25,363                      0                      0                 25,363
Adoption of Fundamental Investment Restrictions on:
i -- Issuance of senior securities                      25,363                      0                      0                 25,363

EQUITY INCOME FUND
Charles W. Brady                                     2,697,868                      0                 36,804              2,734,672
Fred A. Deering                                      2,697,868                      0                 36,804              2,734,672
Mark H. Williamson                                   2,697,868                      0                 36,804              2,734,672
Dr. Victor L. Andrews                                2,697,868                      0                 36,804              2,734,672
Bob R. Baker                                         2,697,868                      0                 36,804              2,734,672
Lawrence H. Budner                                   2,697,868                      0                 36,804              2,734,672
Dr. Wendy Lee Gramm                                  2,697,868                      0                 36,804              2,734,672
Kenneth T. King                                      2,697,868                      0                 36,804              2,734,672
John W. McIntyre                                     2,697,868                      0                 36,804              2,734,672
Dr. Larry Soll                                       2,697,868                      0                 36,804              2,734,672

Proposal 1                                           2,675,617                  1,668                 57,375              2,734,660

Proposal 2
Modification of Fundamental Investment
   Restrictions on:
a -- Issuer diversification                          2,645,453                  1,365                 87,854              2,734,672
b -- Industry concentration and adoption of
   non-fundamental restriction on industry
   classification of domestic and foreign banking    2,645,453                  1,365                 87,854              2,734,672
c -- Underwriting securities                         2,645,453                  1,365                 87,854              2,734,672
d -- Borrowing and adoption of non-fundamental
   restriction on borrowing                          2,645,453                  1,365                 87,854              2,734,672
e -- Loans                                           2,645,453                  1,365                 87,854              2,734,672
f -- Investing in commodities                        2,645,453                  1,365                 87,854              2,734,672
g -- Real estate investments                         2,645,453                  1,365                 87,854              2,734,672
h -- Investing in another investment company         2,645,453                  1,365                 87,854              2,734,672
Adoption of Fundamental Investment Restrictions on:
i -- Issuance of senior securities                   2,645,453                  1,365                 87,854              2,734,672



OTHER INFORMATION (CONTINUED)
                                                                                                   WITHHELD/
NOMINEE/PROPOSAL                                           FOR                AGAINST                ABSTAIN                  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH SCIENCES FUND
Charles W. Brady                                       159,015                      0                 13,355                172,370
Fred A. Deering                                        159,015                      0                 13,355                172,370
Mark H. Williamson                                     159,015                      0                 13,355                172,370
Dr. Victor L. Andrews                                  159,015                      0                 13,355                172,370
Bob R. Baker                                           159,015                      0                 13,355                172,370
Lawrence H. Budner                                     159,015                      0                 13,355                172,370
Dr. Wendy Lee Gramm                                    159,015                      0                 13,355                172,370
Kenneth T. King                                        159,015                      0                 13,355                172,370
John W. McIntyre                                       159,015                      0                 13,355                172,370
Dr. Larry Soll                                         159,015                      0                 13,355                172,370

Proposal 1                                             162,122                      0                 10,248                172,370

Proposal 2
Modification of Fundamental Investment
   Restrictions on:
a -- Issuer diversification                            150,003                  2,047                 20,321                172,371
b -- Industry concentration and adoption of
   non-fundamental restriction on industry
   classification of domestic and foreign banking      150,003                  2,047                 20,321                172,371
c -- Underwriting securities                           150,003                  2,047                 20,321                172,371
d -- Borrowing and adoption of non-fundamental
   restriction on borrowing                            150,003                  2,047                 20,321                172,371
e -- Loans                                             150,003                  2,047                 20,321                172,371
f -- Investing in commodities                          150,003                  2,047                 20,321                172,371
g -- Real estate investments                           150,003                  2,047                 20,321                172,371
h -- Investing in another investment company           150,003                  2,047                 20,321                172,371
Adoption of Fundamental Investment Restrictions on:
i -- Issuance of senior securities                     150,003                  2,047                 20,321                172,371

HIGH YIELD FUND
Charles W. Brady                                     3,406,209                      0                 18,067              3,424,276
Fred A. Deering                                      3,406,209                      0                 18,067              3,424,276
Mark H. Williamson                                   3,406,209                      0                 18,067              3,424,276
Dr. Victor L. Andrews                                3,406,209                      0                 18,067              3,424,276
Bob R. Baker                                         3,406,209                      0                 18,067              3,424,276
Lawrence H. Budner                                   3,406,209                      0                 18,067              3,424,276
Dr. Wendy Lee Gramm                                  3,406,209                      0                 18,067              3,424,276
Kenneth T. King                                      3,406,209                      0                 18,067              3,424,276
John W. McIntyre                                     3,406,209                      0                 18,067              3,424,276
Dr. Larry Soll                                       3,406,209                      0                 18,067              3,424,276

Proposal 1                                           3,290,054                    781                133,433              3,424,268




OTHER INFORMATION (CONTINUED)
                                                                                                   WITHHELD/
NOMINEE/PROPOSAL                                           FOR                AGAINST                ABSTAIN                  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

HIGH YIELD FUND (CONTINUED)
Proposal 2
Modification of Fundamental Investment
   Restrictions on:
a -- Issuer diversification                          3,263,040                  4,967                156,269              3,424,276
b -- Industry concentration and adoption of
   non-fundamental restriction on industry
   classification of domestic and foreign banking    3,263,040                  4,967                156,269              3,424,276
c -- Underwriting securities                         3,263,040                  4,967                156,269              3,424,276
d -- Borrowing and adoption of non-fundamental
   restriction on borrowing                          3,263,040                  4,967                156,269              3,424,276
e -- Loans                                           3,263,040                  4,967                156,269              3,424,276
f -- Investing in commodities                        3,263,040                  4,967                156,269              3,424,276
g -- Real estate investments                         3,263,040                  4,967                156,269              3,424,276
h -- Investing in another investment company         3,263,040                  4,967                156,269              3,424,276
Adoption of Fundamental Investment Restrictions on:
i -- Issuance of senior securities                   3,263,040                  4,967                156,269              3,424,276

REALTY FUND
Charles W. Brady                                        64,753                      0                      0                 64,753
Fred A. Deering                                         64,753                      0                      0                 64,753
Mark H. Williamson                                      64,753                      0                      0                 64,753
Dr. Victor L. Andrews                                   64,753                      0                      0                 64,753
Bob R. Baker                                            64,753                      0                      0                 64,753
Lawrence H. Budner                                      64,753                      0                      0                 64,753
Dr. Wendy Lee Gramm                                     64,753                      0                      0                 64,753
Kenneth T. King                                         64,753                      0                      0                 64,753
John W. McIntyre                                        64,753                      0                      0                 64,753
Dr. Larry Soll                                          64,753                      0                      0                 64,753

Proposal 1                                              64,753                      0                      0                 64,753

Proposal 2
Modification of Fundamental Investment
   Restrictions on:
a -- Issuer diversification                             64,753                      0                      0                 64,753
b -- Industry concentration and adoption of
   non-fundamental restriction on industry
   classification of domestic and foreign banking       64,753                      0                      0                 64,753
c -- Underwriting securities                            64,753                      0                      0                 64,753
d -- Borrowing and adoption of non-fundamental
   restriction on borrowing                             64,753                      0                      0                 64,753
e -- Loans                                              64,753                      0                      0                 64,753
f -- Investing in commodities                           64,753                      0                      0                 64,753
g -- Real estate investments                            64,753                      0                      0                 64,753
h -- Investing in another investment company            64,753                      0                      0                 64,753
Adoption of Fundamental Investment Restrictions on:
i -- Issuance of senior securities                      64,753                      0                      0                 64,753




OTHER INFORMATION (CONTINUED)
                                                                                                   WITHHELD/
NOMINEE/PROPOSAL                                           FOR                AGAINST                ABSTAIN                  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Charles W. Brady                                       119,691                      0                 11,495                131,186
Fred A. Deering                                        119,691                      0                 11,495                131,186
Mark H. Williamson                                     119,691                      0                 11,495                131,186
Dr. Victor L. Andrews                                  119,691                      0                 11,495                131,186
Bob R. Baker                                           119,691                      0                 11,495                131,186
Lawrence H. Budner                                     119,691                      0                 11,495                131,186
Dr. Wendy Lee Gramm                                    119,691                      0                 11,495                131,186
Kenneth T. King                                        119,691                      0                 11,495                131,186
John W. McIntyre                                       119,691                      0                 11,495                131,186
Dr. Larry Soll                                         119,691                      0                 11,495                131,186

Proposal 1                                             127,801                      8                  3,373                131,182

Proposal 2
Modification of Fundamental Investment
   Restrictions on:
a -- Issuer diversification                            127,944                      8                  3,234                131,186
b -- Industry concentration and adoption of
   non-fundamental restriction on industry
   classification of domestic and foreign banking      127,944                      8                  3,234                131,186
c -- Underwriting securities                           127,944                      8                  3,234                131,186
d -- Borrowing and adoption of non-fundamental
   restriction on borrowing                            127,944                      8                  3,234                131,186
e -- Loans                                             127,944                      8                  3,234                131,186
f -- Investing in commodities                          127,944                      8                  3,234                131,186
g -- Real estate investments                           127,944                      8                  3,234                131,186
h -- Investing in another investment company           127,944                      8                  3,234                131,186
Adoption of Fundamental Investment Restrictions on:
i -- Issuance of senior securities                     127,944                      8                  3,234                131,186

TECHNOLOGY FUND
Charles W. Brady                                       124,451                      0                 12,170                136,621
Fred A. Deering                                        124,451                      0                 12,170                136,621
Mark H. Williamson                                     124,451                      0                 12,170                136,621
Dr. Victor L. Andrews                                  124,451                      0                 12,170                136,621
Bob R. Baker                                           124,451                      0                 12,170                136,621
Lawrence H. Budner                                     124,451                      0                 12,170                136,621
Dr. Wendy Lee Gramm                                    124,451                      0                 12,170                136,621
Kenneth T. King                                        124,451                      0                 12,170                136,621
John W. McIntyre                                       124,451                      0                 12,170                136,621
Dr. Larry Soll                                         124,451                      0                 12,170                136,621

Proposal 1                                             124,451                      0                 12,170                136,621




OTHER INFORMATION (CONTINUED)
                                                                                                   WITHHELD/
NOMINEE/PROPOSAL                                           FOR                AGAINST                ABSTAIN                  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND (CONTINUED)
Proposal 2
Modification of Fundamental Investment
   Restrictions on:
a -- Issuer diversification                             132,576                  1,060                  2,985                136,621
b -- Industry concentration and adoption of
   non-fundamental restriction on industry
   classification of domestic and foreign banking      132,576                  1,060                  2,985                136,621
c -- Underwriting securities                           132,576                  1,060                  2,985                136,621
d -- Borrowing and adoption of non-fundamental
   restriction on borrowing                            132,576                  1,060                  2,985                136,621
e -- Loans                                             132,576                  1,060                  2,985                136,621
f -- Investing in commodities                          132,576                  1,060                  2,985                136,621
g -- Real estate investments                           132,576                  1,060                  2,985                136,621
h -- Investing in another investment company           132,576                  1,060                  2,985                136,621
Adoption of Fundamental Investment Restrictions on:
i -- Issuance of senior securities                     132,576                  1,060                  2,985                136,621

TOTAL RETURN FUND
Charles W. Brady                                     2,066,448                      0                 31,880              2,098,328
Fred A. Deering                                      2,066,448                      0                 31,880              2,098,328
Mark H. Williamson                                   2,066,448                      0                 31,880              2,098,328
Dr. Victor L. Andrews                                2,066,448                      0                 31,880              2,098,328
Bob R. Baker                                         2,066,448                      0                 31,880              2,098,328
Lawrence H. Budner                                   2,066,448                      0                 31,880              2,098,328
Dr. Wendy Lee Gramm                                  2,066,448                      0                 31,880              2,098,328
Kenneth T. King                                      2,066,448                      0                 31,880              2,098,328
John W. McIntyre                                     2,066,448                      0                 31,880              2,098,328
Dr. Larry Soll                                       2,066,448                      0                 31,880              2,098,328

Proposal 1                                           2,043,845                 30,985                 23,496              2,098,326

Proposal 2
Modification of Fundamental Investment
   Restrictions on:
a -- Issuer diversification                          2,032,828                 36,122                 29,378              2,098,328
b -- Industry concentration and adoption of
   non-fundamental restriction on industry
   classification of domestic and foreign banking    2,032,828                 36,122                 29,378              2,098,328
c -- Underwriting securities                         2,032,828                 36,122                 29,378              2,098,328
d -- Borrowing and adoption of non-fundamental
   restriction on borrowing                          2,032,828                 36,122                 29,378              2,098,328
e -- Loans                                           2,032,828                 36,122                 29,378              2,098,328
f -- Investing in commodities                        2,032,828                 36,122                 29,378              2,098,328
g -- Real estate investments                         2,032,828                 36,122                 29,378              2,098,328
h -- Investing in another investment company         2,032,828                 36,122                 29,378              2,098,328
Adoption of Fundamental Investment Restrictions on:
i -- Issuance of senior securities                   2,032,828                 36,122                 29,378              2,098,328



OTHER INFORMATION (CONTINUED)
                                                                                                   WITHHELD/
NOMINEE/PROPOSAL                                           FOR                AGAINST                ABSTAIN                  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES FUND
Charles W. Brady                                       411,666                      0                  1,525                413,191
Fred A. Deering                                        411,666                      0                  1,525                413,191
Mark H. Williamson                                     411,666                      0                  1,525                413,191
Dr. Victor L. Andrews                                  411,666                      0                  1,525                413,191
Bob R. Baker                                           411,666                      0                  1,525                413,191
Lawrence H. Budner                                     411,666                      0                  1,525                413,191
Dr. Wendy Lee Gramm                                    411,666                      0                  1,525                413,191
Kenneth T. King                                        411,666                      0                  1,525                413,191
John W. McIntyre                                       411,666                      0                  1,525                413,191
Dr. Larry Soll                                         411,666                      0                  1,525                413,191

Proposal 1                                             410,208                  2,976                      0                413,184

Proposal 2
Modification of Fundamental Investment
   Restrictions on:
a -- Issuer diversification                            409,631                    989                  2,571                413,191
b -- Industry concentration and adoption of
   non-fundamental restriction on industry
   classification of domestic and foreign banking      409,631                    989                  2,571                413,191
c -- Underwriting securities                           409,631                    989                  2,571                413,191
d -- Borrowing and adoption of non-fundamental
   restriction on borrowing                            409,631                    989                  2,571                413,191
e -- Loans                                             409,631                    989                  2,571                413,191
f -- Investing in commodities                          409,631                    989                  2,571                413,191
g -- Real estate investments                           409,631                    989                  2,571                413,191
h -- Investing in another investment company           409,631                    989                  2,571                413,191
Adoption of Fundamental Investment Restrictions on:
i -- Issuance of senior securities                     409,631                    989                  2,571                413,191


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